Third Quarter
Financial Supplement
September 30, 2010
© 2010 Peanuts Worldwide LLC

METLIFE, INC.
TABLE OF CONTENTS

HIGHLIGHTS
Corporate Overview	2

METLIFE, INC.
Consolidated Balance Sheets	3
Consolidated Statements of Operating Earnings Available to Common Shareholders	4
Consolidating Balance Sheet	5
Consolidating Balance Sheet - U.S. Business	6
Consolidating Statement of Operating Earnings Available to Common Shareholders	7

SUMMARY OF SEGMENT OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	11

U.S. BUSINESS - INSURANCE PRODUCTS
Statements of Operating Earnings Available to Common Shareholders	12
Future Policy Benefits and Policyholder Account Balances; and Separate Account Liabilities	16
Other Expenses by Major Category and Individual Life Sales by Product	17
Spread by Product	18

U.S. BUSINESS - RETIREMENT PRODUCTS
Statements of Operating Earnings Available to Common Shareholders	19
Future Policy Benefits and Policyholder Account Balances; and Separate Account Liabilities	20
Other Expenses by Major Category and Individual Annuity Sales by Product	21
Spread	22

U.S. BUSINESS - CORPORATE BENEFIT FUNDING
Statements of Operating Earnings Available to Common Shareholders	23
Future Policy Benefits and Policyholder Account Balances; and Separate Account Liabilities	24
Other Expenses by Major Category	25
Spread	26

U.S. BUSINESS - AUTO & HOME
Statements of Operating Earnings Available to Common Shareholders	27
Written Premiums by Product and Selected Financial Information and Supplemental Data	30

INTERNATIONAL
Statements of Operating Earnings Available to Common Shareholders	31

BANKING, CORPORATE & OTHER
Statements of Operating Earnings Available to Common Shareholders	35
Banking - Supplemental Information	38

INVESTMENTS
Investment Results by Asset Category and Annualized Yields	39
Fixed Maturity Securities and Equity Securities Available-for-Sale Gross Unrealized Gains and Losses Aging Schedules	41
Summary of Fixed Maturity Securities Available-for-Sale by Sector and Quality Distribution and Summary of Commercial Mortgage Loans by Region and Property Type	42
Summary of Real Estate and Real Estate Joint Ventures and Summary of Mortgage Loans	43
NOTE:
This Quarterly Financial Supplement (“QFS”) includes certain operating and statistical measures, such as sales and product spreads, among others, to provide supplemental data regarding the performance of our current business. This QFS also includes financial measures, such as operating earnings, operating revenues, operating expenses, operating earnings available to common shareholders and operating earnings available to common shareholders per diluted common share, which do not equate to and should not be viewed as substitutes for generally accepted accounting principles (“GAAP”) net income (loss) from continuing operations, net of income tax, GAAP revenues, GAAP expenses, GAAP net income (loss) available to MetLife, Inc.’s common shareholders and GAAP net income (loss) available to MetLife, Inc.’s common shareholders per diluted common share, respectively. Operating earnings is the measure of segment profit or loss we use to evaluate segment performance and allocate resources and, consistent with GAAP accounting guidance for segment reporting, is our measure of segment performance. Operating earnings is also a measure by which MetLife’s senior management’s and other employees’ performance is evaluated for the purposes of determining their compensation under applicable compensation plans.
Operating earnings is defined as operating revenues less operating expenses, net of income tax. Operating earnings available to common shareholders is defined as operating earnings less preferred stock dividends and operating earnings available to common shareholders per diluted common share is calculated by dividing operating earnings available to common shareholders by the number of weighted average diluted common shares outstanding for the period indicated.
Operating revenues is defined as GAAP revenues (i) less net investment gains (losses) and net derivatives gains (losses), (ii) less amortization of unearned revenue related to net investment gains (losses) and net derivatives gains (losses), (iii) plus scheduled periodic settlement payments on derivatives that are hedges of investments but do not qualify for hedge accounting treatment, (iv) plus income from discontinued real estate operations and (v) plus, for operating joint ventures reported under the equity method of accounting, the aforementioned adjustments, those identified in the definition of operating expenses and changes in fair value of hedges of operating joint venture liabilities, all net of income tax.
Operating expenses is defined as GAAP expenses (i) less changes in policyholder benefits associated with asset value fluctuations related to experience-rated contractholder liabilities and certain inflation-indexed liabilities, (ii) less costs related to business combinations and noncontrolling interests, (iii) less amortization of deferred policy acquisition costs (“DAC”) and value of business acquired (“VOBA”) and changes in the policyholder dividend obligation related to net investment gains (losses) and net derivatives gains (losses) and (iv) plus scheduled periodic settlement payments on derivatives that are hedges of policyholder account balances but do not qualify for hedge accounting treatment.
In addition, operating revenues and operating expenses do not reflect the consolidation of certain securitization entities that are variable interest entities (“VIEs”) as required under GAAP.
MetLife believes the presentation of operating earnings as we measure it for management purposes enhances the understanding of its performance by highlighting the results from operations and the underlying profitability drivers of the business. Reconciliations of operating earnings to GAAP net income (loss) from continuing operations, net of income tax, operating earnings available to common shareholders to GAAP net income (loss) available to MetLife, Inc.’s common shareholders and operating earnings available to common shareholders per diluted common share to GAAP net income (loss) available to MetLife, Inc.’s common shareholders per diluted common share, the most directly comparable GAAP measures, are included in the QFS and in MetLife’s earnings press release dated October 28, 2010, for the three months ended September 30, 2010, which are available at www.metlife.com.

METLIFE, INC.
CORPORATE OVERVIEW

	For the Three Months Ended
	September 30,	December 31,	March 31,	June 30,	September 30,
Unaudited (In millions, except per share data)	2009	2009	2010	2010	2010

Operating earnings available to common shareholders	$718	$793	$834	$1,022	$878
Preferred stock dividends	30	31	30	31	30

Operating earnings	748	824	864	1,053	908
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	(732)	(116)	31	(13)	(342)
Net derivatives gains (losses)	(1,407)	(782)	41	1,481	(244)
Adjustments to continuing operations	46	6	(121)	(563)	(307)
Provision for income tax (expense) benefit	721	378	18	(417)	307

Income (loss) from continuing operations, net of income tax	(624)	310	833	1,541	322
Income (loss) from discontinued operations, net of income tax	(1)	3	1	6	(2)

Net income (loss)	(625)	313	834	1,547	320
Less: Net income (loss) attributable to noncontrolling interest	(5)	(7)	(1)	(10)	4

Net income (loss) attributable to MetLife, Inc.	(620)	320	835	1,557	316
Less: Preferred stock dividends	30	31	30	31	30

Net income (loss) available to MetLife, Inc.’s common shareholders	$(650)	$289	$805	$1,526	$286

Operating earnings available to common shareholders — diluted	$0.87	$0.96	$1.01	$1.23	$0.99
Net investment gains (losses)	(0.88)	(0.14)	0.04	(0.02)	(0.39)
Net derivatives gains (losses)	(1.71)	(0.94)	0.05	1.79	(0.28)
Adjustments to continuing operations	0.06	0.01	(0.15)	(0.68)	(0.35)
Provision for income tax (expense) benefit	0.86	0.45	0.02	(0.50)	0.35
Discontinued operations, net of income tax	—	—	—	0.01	—
Less: Net income (loss) attributable to noncontrolling interest	(0.01)	(0.01)	—	(0.01)	—

Net income (loss) available to MetLife, Inc.’s common shareholders per common share — diluted	$(0.79)	$0.35	$0.97	$1.84	$0.32

Weighted average common shares outstanding — diluted	827.3	828.0	828.6	830.5	883.1

	September 30,	December 31,	March 31,	June 30,	September 30,
Unaudited	2009	2009	2010	2010	2010

Book value per common share — (actual common shares outstanding)	$39.36	$37.96	$41.21	$45.51	$48.93
Book value per common share, excluding accumulated other comprehensive income (loss) — (actual common shares outstanding)	$42.09	$41.69	$42.67	$44.50	$44.48

Book value per common share — diluted — (weighted average common shares outstanding)	$38.95	$37.54	$40.75	$44.95	$50.25
Book value per common share, excluding accumulated other comprehensive income (loss) — diluted — (weighted average common shares outstanding)	$41.65	$41.23	$42.19	$43.96	$45.68

	For the Three Months Ended
	September 30,	December 31,	March 31,	June 30,	September 30,
Unaudited (In millions)	2009	2009	2010	2010	2010

Common shares outstanding, beginning of period	818.6	818.8	818.8	819.4	820.4
Treasury stock, net	0.2	—	0.3	—	—
Newly issued shares	—	—	0.3	1.0	86.5

Common shares outstanding, end of period	818.8	818.8	819.4	820.4	906.9

Weighted average common shares outstanding — basic	821.8	821.9	822.6	822.9	875.8
Dilutive effect of stock-based awards	5.5	6.1	6.0	7.6	7.3

Weighted average common shares outstanding — diluted	827.3	828.0	828.6	830.5	883.1

Policyholder Trust Shares	236.8	233.2	229.9	227.4	225.9

METLIFE, INC.
CONSOLIDATED BALANCE SHEETS

	September 30,	December 31,	March 31,	June 30,	September 30,
Unaudited (In millions)	2009	2009	2010	2010	2010

ASSETS
Investments:
Fixed maturity securities available-for-sale, at estimated fair value	$223,896	$227,642	$239,566	$246,348	$260,564
Equity securities available-for-sale, at estimated fair value	3,117	3,084	3,066	2,741	2,865
Trading securities, at estimated fair value (1)	1,970	2,384	3,039	3,158	3,987
Mortgage loans:
Held-for-investment, at amortized cost (1)	48,239	48,181	55,433	55,601	57,098
Held-for-sale, principally at estimated fair value	2,442	2,728	2,003	2,650	2,840

Mortgage loans, net	50,681	50,909	57,436	58,251	59,938
Policy loans	10,001	10,061	10,146	10,180	10,230
Real estate and real estate joint ventures	6,982	6,852	6,821	6,832	6,981
Real estate held-for-sale	50	44	45	9	9
Other limited partnership interests	5,255	5,508	5,753	5,856	5,948
Short-term investments	6,861	8,374	8,019	9,746	11,590
Other invested assets	13,916	12,709	12,327	15,584	16,571

Total investments	322,729	327,567	346,218	358,705	378,683
Cash and cash equivalents (1)	15,562	10,112	9,202	10,702	14,557
Accrued investment income	3,236	3,173	3,392	3,249	3,469
Premiums, reinsurance and other receivables	16,903	16,752	17,554	18,177	18,654
Deferred policy acquisition costs and value of business acquired	19,208	19,256	18,697	17,720	17,463
Current income tax recoverable	412	316	—	243	178
Deferred income tax assets	535	1,228	149	—	—
Goodwill	5,033	5,047	5,049	5,037	4,966
Other assets	7,140	6,822	6,869	6,712	6,913
Separate account assets	144,434	149,041	158,436	153,362	172,372

Total assets	$535,192	$539,314	$565,566	$573,907	$617,255

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Future policy benefits	$134,492	$135,879	$137,516	$140,239	$143,686
Policyholder account balances	139,171	138,673	141,734	142,822	145,360
Other policyholder funds	8,549	8,446	8,682	8,660	8,912
Policyholder dividends payable	911	761	745	775	834
Policyholder dividend obligation	—	—	—	1,080	2,014
Payables for collateral under securities loaned and other transactions	24,363	24,196	25,982	29,772	31,891
Bank deposits	8,372	10,211	10,032	9,790	9,362
Short-term debt	2,131	912	318	879	2,057
Long-term debt (1)	13,202	13,220	20,177	20,647	24,512
Collateral financing arrangements	5,297	5,297	5,297	5,297	5,297
Junior subordinated debt securities	3,191	3,191	3,191	3,191	3,191
Current income tax payable	—	—	66	—	—
Deferred income tax liability	—	—	—	2,050	3,543
Other liabilities	16,486	15,989	17,211	15,619	17,455
Separate account liabilities	144,434	149,041	158,436	153,362	172,372

Total liabilities	500,599	505,816	529,387	534,183	570,486

Stockholders’ Equity
Preferred stock, at par value	1	1	1	1	1
Common stock, at par value	8	8	8	8	9
Additional paid-in capital	16,865	16,859	16,871	16,896	20,451
Retained earnings	19,822	19,501	20,294	21,820	22,096
Treasury stock, at cost	(194)	(190)	(172)	(172)	(172)
Accumulated other comprehensive income (loss)	(2,234)	(3,058)	(1,191)	822	4,030

Total MetLife, Inc.’s stockholders’ equity	34,268	33,121	35,811	39,375	46,415
Noncontrolling interests	325	377	368	349	354

Total equity	34,593	33,498	36,179	39,724	46,769

Total liabilities and stockholders’ equity	$535,192	$539,314	$565,566	$573,907	$617,255

(1)	At March 31, 2010, June 30, 2010 and September 30, 2010, $7,377 million, $7,391 million and $7,371 million, respectively, of assets and $7,106 million, $7,129 million and $7,075 million, respectively, of liabilities related to certain securitization entities that are required to be consolidated under GAAP. See pages 39 and 40, note 3 for the amounts by asset category.

METLIFE, INC.
CONSOLIDATED STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Three Months Ended
	September 30,	December 31,	March 31,	June 30,	September 30,
Unaudited (In millions)	2009	2009	2010	2010	2010

OPERATING REVENUES
Premiums	$6,601	$7,161	$6,854	$6,662	$6,562
Universal life and investment-type product policy fees	1,255	1,559	1,408	1,478	1,453
Net investment income	3,956	4,000	4,293	4,143	4,337
Other revenues	602	601	513	544	624

Total operating revenues	12,414	13,321	13,068	12,827	12,976

OPERATING EXPENSES
Policyholder benefits and dividends	7,549	7,986	7,890	7,256	7,615
Interest credited to policyholder account balances	1,259	1,195	1,146	1,048	1,261
Interest credited to bank deposits	37	43	39	36	33
Capitalization of DAC	(722)	(754)	(744)	(767)	(778)
Amortization of DAC and VOBA	376	564	588	808	542
Interest expense	274	269	264	266	294
Other expenses	2,723	2,947	2,645	2,714	2,723

Total operating expenses	11,496	12,250	11,828	11,361	11,690

Operating earnings before provision for income tax	918	1,071	1,240	1,466	1,286
Provision for income tax expense (benefit)	170	247	376	413	378

Operating earnings	748	824	864	1,053	908
Preferred stock dividends	30	31	30	31	30

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$718	$793	$834	$1,022	$878

Net Income Reconciliation
Operating earnings	$748	$824	$864	$1,053	$908

Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	(732)	(116)	31	(13)	(342)
Net derivatives gains (losses)	(1,407)	(782)	41	1,481	(244)
Universal life and investment-type product policy fees — amortization of unearned revenue related to net investment gains (losses) and net derivatives gains (losses)	(4)	(6)	(1)	7	—
Net investment income:
Scheduled periodic settlement payments on derivatives not qualifying for hedge accounting	4	(29)	(49)	(61)	(62)
Equity method operating joint ventures	(35)	(45)	(5)	(97)	—
Real estate discontinued operations	(2)	(2)	(1)	(1)	13
Net investment income related to certain consolidated securitization entities	—	—	106	103	103
Policyholder benefits and policyholder dividends:
Changes in policyholder dividend obligations related to net investment gains (losses) and net derivatives gains (losses)	—	—	—	—	—
Changes in asset value fluctuations related to experience-rated contractholder liabilities and certain inflation-indexed liabilities	(63)	(2)	(24)	(150)	(174)
Interest credited to policyholder account balances — scheduled periodic settlement payments on derivatives not qualifying for hedge accounting	1	1	3	(1)	(5)
Amortization of DAC and VOBA — related to net investment gains (losses) and net derivatives gains (losses)	174	95	(14)	(212)	(37)
Interest expense — related to certain consolidated securitization entities	—	—	(106)	(103)	(103)
Other expenses:
Noncontrolling interest	(7)	(8)	(1)	(12)	4
Business combination costs	(22)	2	(29)	(36)	(46)
Provision for income tax (expense) benefit	721	378	18	(417)	307

Income (loss) from continuing operations, net of income tax	(624)	310	833	1,541	322
Income (loss) from discontinued operations, net of income tax	(1)	3	1	6	(2)

Net income (loss)	(625)	313	834	1,547	320
Less: Net income (loss) attributable to noncontrolling interest	(5)	(7)	(1)	(10)	4

Net income (loss) attributable to MetLife, Inc.	(620)	320	835	1,557	316
Less: Preferred stock dividends	30	31	30	31	30

Net income (loss) available to MetLife, Inc.’s common shareholders	$(650)	$289	$805	$1,526	$286

Premiums, Fees and Other Revenues	$8,458	$9,321	$8,775	$8,684	$8,639

METLIFE, INC.
CONSOLIDATING BALANCE SHEET

	September 30, 2010
				Banking,
Unaudited (In millions)	Consolidated	U.S. Business	International	Corporate & Other (1)

ASSETS
Total investments (1)	$378,683	$288,602	$25,018	$65,063
Cash and cash equivalents (1)	14,557	2,028	1,864	10,665
Accrued investment income	3,469	2,766	346	357
Premiums, reinsurance and other receivables	18,654	11,100	1,138	6,416
Deferred policy acquisition costs and value of business acquired	17,463	14,365	3,092	6
Current income tax recoverable	178	537	(60)	(299)
Deferred income tax assets	—	—	—	—
Goodwill	4,966	4,163	333	470
Other assets	6,913	4,443	507	1,963
Separate account assets	172,372	163,289	9,083	—

Total assets	$617,255	$491,293	$41,321	$84,641

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Future policy benefits	$143,686	$125,287	$12,769	$5,630
Policyholder account balances	145,360	134,388	10,925	47
Other policyholder funds	8,912	6,582	1,943	387
Policyholder dividends payable	834	834	—	—
Policyholder dividend obligation	2,014	2,014	—	—
Payables for collateral under securities loaned and other transactions	31,891	17,784	35	14,072
Bank deposits	9,362	—	—	9,362
Short-term debt	2,057	—	13	2,044
Long-term debt (1)	24,512	104	51	24,357
Collateral financing arrangements	5,297	—	—	5,297
Junior subordinated debt securities	3,191	—	—	3,191
Current income tax payable	—	—	—	—
Deferred income tax liability	3,543	3,652	(165)	56
Other liabilities	17,455	10,789	1,127	5,539
Separate account liabilities	172,372	163,289	9,083	—

Total liabilities	570,486	464,723	35,781	69,982

Stockholders’ Equity
Preferred stock, at par value	1	—	—	1
Common stock, at par value	9	—	—	9
Allocated equity (2)	42,547	23,953	4,505	14,089
Treasury stock, at cost	(172)	—	—	(172)
Accumulated other comprehensive income (loss)	4,030	2,620	832	578

Total MetLife, Inc.’s stockholders’ equity	46,415	26,573	5,337	14,505

Noncontrolling interests	354	(3)	203	154

Total equity	46,769	26,570	5,540	14,659

Total liabilities and stockholders’ equity	$617,255	$491,293	$41,321	$84,641

(1)	At September 30, 2010, $7,371 million of assets and $7,075 million of liabilities related to certain securitization entities that are required to be consolidated under GAAP. See pages 39 and 40, note 3 for the amounts by asset category.

(2)	Allocated equity includes additional paid-in capital and retained earnings.

METLIFE, INC.
CONSOLIDATING BALANCE SHEET — U.S. BUSINESS

	September 30, 2010
		Insurance	Retirement	Corporate Benefit
Unaudited (In millions)	U.S. Business	Products	Products	Funding	Auto & Home

ASSETS
Total investments	$288,602	$112,494	$54,735	$117,434	$3,939
Cash and cash equivalents	2,028	816	467	691	54
Accrued investment income	2,766	1,142	524	1,043	57
Premiums, reinsurance and other receivables	11,100	6,950	816	2,291	1,043
Deferred policy acquisition costs and value of business acquired	14,365	8,886	5,208	79	192
Current income tax recoverable	537	192	267	62	16
Deferred income tax assets	—	—	—	—	—
Goodwill	4,163	1,414	1,692	900	157
Other assets	4,443	1,926	1,709	447	361
Separate account assets	163,289	9,032	97,538	56,719	—

Total assets	$491,293	$142,852	$162,956	$179,666	$5,819

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Future policy benefits	$125,287	$72,035	$4,482	$45,715	$3,055
Policyholder account balances	134,388	29,182	48,062	57,144	—
Other policyholder funds	6,582	6,039	116	251	176
Policyholder dividends payable	834	834	—	—	—
Policyholder dividend obligation	2,014	2,014	—	—	—
Payables for collateral under securities loaned and other transactions	17,784	4,280	3,015	10,489	—
Bank deposits	—	—	—	—	—
Short-term debt	—	—	—	—	—
Long-term debt	104	(6)	8	102	—
Collateral financing arrangements	—	—	—	—	—
Junior subordinated debt securities	—	—	—	—	—
Current income tax payable	—	—	—	—	—
Deferred income tax liability	3,652	3,281	1,788	(1,394)	(23)
Other liabilities	10,789	5,652	996	3,439	702
Separate account liabilities	163,289	9,032	97,538	56,719	—

Total liabilities	464,723	132,343	156,005	172,465	3,910

Stockholders’ Equity
Preferred stock, at par value	—	—	—	—	—
Common stock, at par value	—	—	—	—	—
Allocated equity (1)	23,953	9,355	6,345	6,420	1,833
Treasury stock, at cost	—	—	—	—	—
Accumulated other comprehensive income (loss)	2,620	1,155	607	782	76

Total MetLife, Inc.’s stockholders’ equity	26,573	10,510	6,952	7,202	1,909

Noncontrolling interests	(3)	(1)	(1)	(1)	—

Total equity	26,570	10,509	6,951	7,201	1,909

Total liabilities and stockholders’ equity	$491,293	$142,852	$162,956	$179,666	$5,819

(1)	Allocated equity includes additional paid-in capital and retained earnings.

METLIFE, INC.
CONSOLIDATING STATEMENT OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Three Months Ended September 30, 2010
				Banking,
Unaudited (In millions)	Consolidated	U.S. Business	International	Corporate & Other

OPERATING REVENUES
Premiums	$6,562	$5,603	$956	$3
Universal life and investment-type product policy fees	1,453	1,151	302	—
Net investment income	4,337	3,638	474	225
Other revenues	624	308	7	309

Total operating revenues	12,976	10,700	1,739	537

OPERATING EXPENSES
Policyholder benefits and dividends	7,615	6,767	852	(4)
Interest credited to policyholder account balances	1,261	1,017	244	—
Interest credited to bank deposits	33	—	—	33
Capitalization of DAC	(778)	(598)	(180)	—
Amortization of DAC and VOBA	542	433	110	(1)
Interest expense	294	3	(1)	292
Other expenses	2,723	1,926	519	278

Total operating expenses	11,690	9,548	1,544	598

Operating earnings before provision for income tax	1,286	1,152	195	(61)
Provision for income tax expense (benefit)	378	388	4	(14)

Operating earnings	908	764	191	(47)
Preferred stock dividends	30	—	—	30

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$878	$764	$191	$(77)

Net Income Reconciliation

Operating earnings	$908	$764	$191	$(47)

Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	(342)	125	(239)	(228)
Net derivatives gains (losses)	(244)	5	(109)	(140)
Universal life and investment-type product policy fees — amortization of unearned revenue related to net investment gains (losses) and net derivatives gains (losses)	—	—	—	—
Net investment income:
Scheduled periodic settlement payments on derivatives not qualifying for hedge accounting	(62)	(55)	(11)	4
Equity method operating joint ventures	—	—	—	—
Real estate discontinued operations	13	—	—	13
Net investment income related to certain consolidated securitization entities	103	—	—	103
Policyholder benefits and policyholder dividends:
Changes in policyholder dividend obligations related to net investment gains (losses) and net derivatives gains (losses)	—	—	—	—
Changes in asset value fluctuations related to experience-rated contractholder liabilities and certain inflation-indexed liabilities	(174)	(36)	(138)	—
Interest credited to policyholder account balances — scheduled periodic settlement payments on derivatives not qualifying for hedge accounting	(5)	(5)	—	—
Amortization of DAC and VOBA — related to net investment gains (losses) and net derivatives gains (losses)	(37)	(37)	—	—
Interest expense — related to certain consolidated securitization entities	(103)	—	—	(103)
Other expenses:
Noncontrolling interest	4	—	4	—
Business combination costs	(46)	—	—	(46)
Provision for income tax (expense) benefit	307	2	169	136

Income (loss) from continuing operations, net of income tax	322	763	(133)	(308)
Income (loss) from discontinued operations, net of income tax	(2)	1	—	(3)

Net income (loss)	320	764	(133)	(311)
Less: Net income (loss) attributable to noncontrolling interest	4	—	4	—

Net income (loss) attributable to MetLife, Inc.	316	764	(137)	(311)
Less: Preferred stock dividends	30	—	—	30

Net income (loss) available to MetLife, Inc.’s common shareholders	$286	$764	$(137)	$(341)

Premiums, Fees and Other Revenues	$8,639	$7,062	$1,265	$312

METLIFE, INC.
CONSOLIDATING STATEMENT OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Three Months Ended September 30, 2009
				Banking,
Unaudited (In millions)	Consolidated	U.S. Business	International	Corporate & Other

OPERATING REVENUES
Premiums	$6,601	$5,728	$868	$5
Universal life and investment-type product policy fees	1,255	1,033	222	—
Net investment income	3,956	3,441	395	120
Other revenues	602	324	4	274

Total operating revenues	12,414	10,526	1,489	399

OPERATING EXPENSES
Policyholder benefits and dividends	7,549	6,844	705	—
Interest credited to policyholder account balances	1,259	1,061	198	—
Interest credited to bank deposits	37	—	—	37
Capitalization of DAC	(722)	(558)	(164)	—
Amortization of DAC and VOBA	376	297	79	—
Interest expense	274	1	3	270
Other expenses	2,723	1,945	481	297

Total operating expenses	11,496	9,590	1,302	604

Operating earnings before provision for income tax	918	936	187	(205)
Provision for income tax expense (benefit)	170	303	34	(167)

Operating earnings	748	633	153	(38)
Preferred stock dividends	30	—	—	30

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$718	$633	$153	$(68)

Net Income Reconciliation

Operating earnings	$748	$633	$153	$(38)

Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	(732)	(542)	(18)	(172)
Net derivatives gains (losses)	(1,407)	(506)	(556)	(345)
Universal life and investment-type product policy fees — amortization of unearned revenue related to net investment gains (losses) and net derivatives gains (losses)	(4)	(4)	—	—
Net investment income:
Scheduled periodic settlement payments on derivatives not qualifying for hedge accounting	4	(5)	(3)	12
Equity method operating joint ventures	(35)	—	(35)	—
Real estate discontinued operations	(2)	(2)	—	—
Net investment income related to certain consolidated securitization entities	—	—	—	—
Policyholder benefits and policyholder dividends:
Changes in policyholder dividend obligations related to net investment gains (losses) and net derivatives gains (losses)	—	—	—	—
Changes in asset value fluctuations related to experience-rated contractholder liabilities and certain inflation-indexed liabilities	(63)	(39)	(24)	—
Interest credited to policyholder account balances — scheduled periodic settlement payments on derivatives not qualifying for hedge accounting	1	1	—	—
Amortization of DAC and VOBA — related to net investment gains (losses) and net derivatives gains (losses)	174	174	—	—
Interest expense — related to certain consolidated securitization entities	—	—	—	—
Other expenses:
Noncontrolling interest	(7)	—	(7)	—
Business combination costs	(22)	—	—	(22)
Provision for income tax (expense) benefit	721	327	207	187

Income (loss) from continuing operations, net of income tax	(624)	37	(283)	(378)
Income (loss) from discontinued operations, net of income tax	(1)	1	—	(2)

Net income (loss)	(625)	38	(283)	(380)
Less: Net income (loss) attributable to noncontrolling interest	(5)	—	(5)	—

Net income (loss) attributable to MetLife, Inc.	(620)	38	(278)	(380)
Less: Preferred stock dividends	30	—	—	30

Net income (loss) available to MetLife, Inc.’s common shareholders	$(650)	$38	$(278)	$(410)

Premiums, Fees and Other Revenues	$8,458	$7,085	$1,094	$279

METLIFE, INC.
CONSOLIDATING STATEMENT OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Nine Months Ended September 30, 2010
				Banking,
Unaudited (In millions)	Consolidated	U.S. Business	International	Corporate & Other

OPERATING REVENUES
Premiums	$20,078	$17,328	$2,744	$6
Universal life and investment-type product policy fees	4,339	3,431	908	—
Net investment income	12,773	10,861	1,221	691
Other revenues	1,681	916	12	753

Total operating revenues	38,871	32,536	4,885	1,450

OPERATING EXPENSES
Policyholder benefits and dividends	22,761	20,243	2,529	(11)
Interest credited to policyholder account balances	3,455	3,018	437	—
Interest credited to bank deposits	108	—	—	108
Capitalization of DAC	(2,289)	(1,749)	(540)	—
Amortization of DAC and VOBA	1,938	1,609	330	(1)
Interest expense	824	7	2	815
Other expenses	8,082	5,723	1,534	825

Total operating expenses	34,879	28,851	4,292	1,736

Operating earnings before provision for income tax	3,992	3,685	593	(286)
Provision for income tax expense (benefit)	1,167	1,246	106	(185)

Operating earnings	2,825	2,439	487	(101)
Preferred stock dividends	91	—	—	91

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$2,734	$2,439	$487	$(192)

Net Income Reconciliation

Operating earnings	$2,825	$2,439	$487	$(101)

Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	(324)	282	(268)	(338)
Net derivatives gains (losses)	1,278	1,208	157	(87)
Universal life and investment-type product policy fees — amortization of unearned revenue related to net investment gains (losses) and net derivatives gains (losses)	6	6	—	—
Net investment income:
Scheduled periodic settlement payments on derivatives not qualifying for hedge accounting	(172)	(159)	(33)	20
Equity method operating joint ventures	(102)	—	(102)	—
Real estate discontinued operations	11	(2)	—	13
Net investment income related to certain consolidated securitization entities	312	—	—	312
Policyholder benefits and policyholder dividends:
Changes in policyholder dividend obligations related to net investment gains (losses) and net derivatives gains (losses)	—	—	—	—
Changes in asset value fluctuations related to experience-rated contractholder liabilities and certain inflation-indexed liabilities	(348)	(77)	(271)	—
Interest credited to policyholder account balances — scheduled periodic settlement payments on derivatives not qualifying for hedge accounting	(3)	(3)	—	—
Amortization of DAC and VOBA — related to net investment gains (losses) and net derivatives gains (losses)	(263)	(263)	—	—
Interest expense — related to certain consolidated securitization entities	(312)	—	—	(312)
Other expenses:
Noncontrolling interest	(9)	2	(7)	(4)
Business combination costs	(111)	—	—	(111)
Provision for income tax (expense) benefit	(92)	(356)	87	177

Income (loss) from continuing operations, net of income tax	2,696	3,077	50	(431)
Income (loss) from discontinued operations, net of income tax	5	8	—	(3)

Net income (loss)	2,701	3,085	50	(434)
Less: Net income (loss) attributable to noncontrolling interest	(7)	1	(6)	(2)

Net income (loss) attributable to MetLife, Inc.	2,708	3,084	56	(432)
Less: Preferred stock dividends	91	—	—	91

Net income (loss) available to MetLife, Inc.’s common shareholders	$2,617	$3,084	$56	$(523)

Premiums, Fees and Other Revenues	$26,098	$21,675	$3,664	$759

METLIFE, INC.
CONSOLIDATING STATEMENT OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Nine Months Ended September 30, 2009
				Banking,
Unaudited (In millions)	Consolidated	U.S. Business	International	Corporate & Other

OPERATING REVENUES
Premiums	$19,299	$16,922	$2,366	$11
Universal life and investment-type product policy fees	3,671	3,013	658	—
Net investment income	11,089	9,861	922	306
Other revenues	1,728	898	8	822

Total operating revenues	35,787	30,694	3,954	1,139

OPERATING EXPENSES
Policyholder benefits and dividends	21,916	20,060	1,853	3
Interest credited to policyholder account balances	3,658	3,223	435	—
Interest credited to bank deposits	120	—	—	120
Capitalization of DAC	(2,265)	(1,816)	(449)	—
Amortization of DAC and VOBA	1,454	1,180	272	2
Interest expense	775	7	6	762
Other expenses	8,045	5,877	1,253	915

Total operating expenses	33,703	28,531	3,370	1,802

Operating earnings before provision for income tax	2,084	2,163	584	(663)
Provision for income tax expense (benefit)	421	693	142	(414)

Operating earnings	1,663	1,470	442	(249)
Preferred stock dividends	91	—	—	91

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$1,572	$1,470	$442	$(340)

Net Income Reconciliation
Operating earnings	$1,663	$1,470	$442	$(249)

Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	(2,790)	(2,442)	(78)	(270)
Net derivatives gains (losses)	(4,084)	(3,097)	(543)	(444)
Universal life and investment-type product policy fees — amortization of unearned revenue related to net investment gains (losses) and net derivatives gains (losses)	(21)	(21)	—	—
Net investment income:
Scheduled periodic settlement payments on derivatives not qualifying for hedge accounting	(59)	(69)	(3)	13
Equity method operating joint ventures	(111)	—	(111)	—
Real estate discontinued operations	(5)	(5)	—	—
Net investment income related to certain consolidated securitization entities	—	—	—	—
Policyholder benefits and policyholder dividends:
Changes in policyholder dividend obligations related to net investment gains (losses) and net derivatives gains (losses)	(11)	(11)	—	—
Changes in asset value fluctuations related to experience-rated contractholder liabilities and certain inflation-indexed liabilities	(71)	(64)	(7)	—
Interest credited to policyholder account balances — scheduled periodic settlement payments on derivatives not qualifying for hedge accounting	3	3	—	—
Amortization of DAC and VOBA — related to net investment gains (losses) and net derivatives gains (losses)	616	616	—	—
Interest expense — related to certain consolidated securitization entities	—	—	—	—
Other expenses:
Noncontrolling interest	(30)	—	(21)	(9)
Business combination costs	(33)	—	—	(33)
Provision for income tax (expense) benefit	2,305	1,781	259	265

Income (loss) from continuing operations, net of income tax	(2,628)	(1,839)	(62)	(727)
Income (loss) from discontinued operations, net of income tax	37	27	—	10

Net income (loss)	(2,591)	(1,812)	(62)	(717)
Less: Net income (loss) attributable to noncontrolling interest	(25)	—	(19)	(6)

Net income (loss) attributable to MetLife, Inc.	(2,566)	(1,812)	(43)	(711)
Less: Preferred stock dividends	91	—	—	91

Net income (loss) available to MetLife, Inc.’s common shareholders	$(2,657)	$(1,812)	$(43)	$(802)

Premiums, Fees and Other Revenues	$24,698	$20,833	$3,032	$833

METLIFE, INC.
SUMMARY OF SEGMENT OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS (1)

	For the Three Months Ended
	September 30,	December 31,	March 31,	June 30,	September 30,
Unaudited (In millions)	2009	2009	2010	2010	2010

U.S. BUSINESS

INSURANCE PRODUCTS	$302	$400	$298	$369	$345

RETIREMENT PRODUCTS	105	207	159	238	149

CORPORATE BENEFIT FUNDING	140	191	228	238	189

AUTO & HOME	86	84	72	73	81

U.S. BUSINESS TOTAL	$633	$882	$757	$918	$764

INTERNATIONAL	153	21	151	145	191

BANKING, CORPORATE & OTHER	(68)	(110)	(74)	(41)	(77)

METLIFE, INC. CONSOLIDATED	$718	$793	$834	$1,022	$878

(1)	A reconciliation of operating earnings available to common shareholders to net income (loss) available to MetLife, Inc.’s common shareholders for each segment appears in the QFS as follows:
(i) Insurance Products, page 12, (ii) Retirement Products, page 19, (iii) Corporate Benefit Funding, page 23, (iv) Auto & Home, page 27, (v) International, page 31, and (vi) Banking, Corporate & Other, page 35. A consolidated reconciliation of operating earnings available to common shareholders to net income (loss) for MetLife, Inc. appears on page 4.

U.S. BUSINESS
INSURANCE PRODUCTS
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Three Months Ended					For the Year-to-Date Period Ended
	September 30,	December 31,	March 31,	June 30,	September 30,	September 30,	September 30,
Unaudited (In millions)	2009	2009	2010	2010	2010	2009	2010

OPERATING REVENUES
Premiums	$4,222	$4,510	$4,323	$4,317	$4,234	$12,658	$12,874
Universal life and investment-type product policy fees	533	622	549	546	539	1,659	1,634
Net investment income	1,437	1,483	1,504	1,495	1,515	4,131	4,514
Other revenues	221	200	189	188	185	579	562

Total operating revenues	6,413	6,815	6,565	6,546	6,473	19,027	19,584

OPERATING EXPENSES
Policyholder benefits and dividends	4,745	4,918	4,847	4,721	4,685	14,193	14,253
Interest credited to policyholder account balances	240	248	234	237	243	704	714
Interest credited to bank deposits	—	—	—	—	—	—	—
Capitalization of DAC	(218)	(236)	(206)	(217)	(204)	(637)	(627)
Amortization of DAC and VOBA	145	209	239	206	221	516	666
Interest expense	—	3	—	—	—	3	—
Other expenses	1,048	1,074	992	1,031	998	3,132	3,021

Total operating expenses	5,960	6,216	6,106	5,978	5,943	17,911	18,027

Operating earnings before provision for income tax	453	599	459	568	530	1,116	1,557
Provision for income tax expense (benefit)	151	199	161	199	185	374	545

Operating earnings	302	400	298	369	345	742	1,012
Preferred stock dividends	—	—	—	—	—	—	—

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$302	$400	$298	$369	$345	$742	$1,012

Net Income Reconciliation
Operating earnings	$302	$400	$298	$369	$345	$742	$1,012

Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	(137)	48	13	(4)	69	(520)	78
Net derivatives gains (losses)	(2)	(253)	20	605	86	(1,533)	711
Universal life and investment-type product policy fees — amortization of unearned revenue related to net investment gains (losses) and net derivatives gains (losses)	(4)	(6)	(1)	7	—	(21)	6
Net investment income:
Scheduled periodic settlement payments on derivatives not qualifying for hedge accounting	(14)	(17)	(35)	(35)	(36)	(57)	(106)
Equity method operating joint ventures	—	—	—	—	—	—	—
Real estate discontinued operations	—	—	—	—	—	—	—
Net investment income related to certain consolidated securitization entities	—	—	—	—	—	—	—
Policyholder benefits and policyholder dividends:
Changes in policyholder dividend obligations related to net investment gains (losses) and net derivatives gains (losses)	—	—	—	—	—	(11)	—
Changes in asset value fluctuations related to experience-rated contractholder liabilities and certain inflation-indexed liabilities	1	(4)	(1)	1	(5)	5	(5)
Interest credited to policyholder account balances — scheduled periodic settlement payments on derivatives not qualifying for hedge accounting	—	—	—	—	—	—	—
Amortization of DAC and VOBA — related to net investment gains (losses) and net derivatives gains (losses)	(47)	(14)	(10)	(40)	(28)	(14)	(78)
Interest expense — related to certain consolidated securitization entities	—	—	—	—	—	—	—
Other expenses:
Noncontrolling interest	—	—	—	—	—	—	—
Business combination costs	—	—	—	—	—	—	—
Provision for income tax (expense) benefit	72	85	5	(188)	(30)	752	(213)

Income (loss) from continuing operations, net of income tax	171	239	289	715	401	(657)	1,405
Income (loss) from discontinued operations, net of income tax	—	3	—	—	—	19	—

Net income (loss)	171	242	289	715	401	(638)	1,405
Less: Net income (loss) attributable to noncontrolling interest	—	—	—	—	—	—	—

Net income (loss) attributable to MetLife, Inc.	171	242	289	715	401	(638)	1,405
Less: Preferred stock dividends	—	—	—	—	—	—	—

Net income (loss) available to MetLife, Inc.’s common shareholders	$171	$242	$289	$715	$401	$(638)	$1,405

Premiums, Fees and Other Revenues	$4,976	$5,332	$5,061	$5,051	$4,958	$14,896	$15,070

U.S. BUSINESS
INSURANCE PRODUCTS — GROUP LIFE
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS — PRODUCT LEVEL

	For the Three Months Ended					For the Year-to-Date Period Ended
	September 30,	December 31,	March 31,	June 30,	September 30,	September 30,	September 30,
Unaudited (In millions, except ratios)	2009	2009	2010	2010	2010	2009	2010

OPERATING REVENUES
Premiums	$1,739	$1,829	$1,871	$1,841	$1,775	$5,238	$5,487
Universal life and investment-type product policy fees	152	145	152	149	159	480	460
Net investment income	203	200	207	204	209	604	620
Other revenues	2	2	3	1	2	7	6

Total operating revenues	2,096	2,176	2,233	2,195	2,145	6,329	6,573

OPERATING EXPENSES
Policyholder benefits and dividends	1,732	1,821	1,865	1,793	1,781	5,296	5,439
Interest credited to policyholder account balances	46	47	44	43	44	139	131
Interest credited to bank deposits	—	—	—	—	—	—	—
Capitalization of DAC	(3)	(4)	(4)	(4)	(3)	(12)	(11)
Amortization of DAC and VOBA	6	4	5	4	4	21	13
Interest expense	—	—	—	—	—	—	—
Other expenses	151	153	141	145	143	457	429

Total operating expenses	1,932	2,021	2,051	1,981	1,969	5,901	6,001

Operating earnings before provision for income tax	164	155	182	214	176	428	572
Provision for income tax expense (benefit)	56	52	64	75	61	146	200

Operating earnings	108	103	118	139	115	282	372
Preferred stock dividends	—	—	—	—	—	—	—

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$108	$103	$118	$139	$115	$282	$372

Net Income Reconciliation
Operating earnings	$108	$103	$118	$139	$115	$282	$372

Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	(39)	(5)	2	(6)	15	(217)	11
Net derivatives gains (losses)	6	1	23	58	(1)	(37)	80
Universal life and investment-type product policy fees — amortization of unearned revenue related to net investment gains (losses) and net derivatives gains (losses)	—	—	—	—	—	—	—
Net investment income:
Scheduled periodic settlement payments on derivatives not qualifying for hedge accounting	(6)	(6)	(18)	(18)	(17)	(32)	(53)
Equity method operating joint ventures	—	—	—	—	—	—	—
Real estate discontinued operations	—	—	—	—	—	—	—
Net investment income related to certain consolidated securitization entities	—	—	—	—	—	—	—
Policyholder benefits and policyholder dividends:
Changes in policyholder dividend obligations related to net investment gains (losses) and net derivatives gains (losses)	—	—	—	—	—	—	—
Changes in asset value fluctuations related to experience-rated contractholder liabilities and certain inflation-indexed liabilities	5	(4)	—	—	—	8	—
Interest credited to policyholder account balances — scheduled periodic settlement payments on derivatives not qualifying for hedge accounting	—	—	—	—	—	—	—
Amortization of DAC and VOBA — related to net investment gains (losses) and net derivatives gains (losses)	—	—	—	—	—	—	—
Interest expense — related to certain consolidated securitization entities	—	—	—	—	—	—	—
Other expenses:
Noncontrolling interest	—	—	—	—	—	—	—
Business combination costs	—	—	—	—	—	—	—
Provision for income tax (expense) benefit	12	5	(2)	(12)	1	97	(13)

Income (loss) from continuing operations, net of income tax	86	94	123	161	113	101	397
Income (loss) from discontinued operations, net of income tax	—	—	—	—	—	—	—

Net income (loss)	86	94	123	161	113	101	397
Less: Net income (loss) attributable to noncontrolling interest	—	—	—	—	—	—	—

Net income (loss) attributable to MetLife, Inc.	86	94	123	161	113	101	397
Less: Preferred stock dividends	—	—	—	—	—	—	—

Net income (loss) available to MetLife, Inc.’s common shareholders	$86	$94	$123	$161	$113	$101	$397

Premiums, Fees and Other Revenues	$1,893	$1,976	$2,026	$1,991	$1,936	$5,725	$5,953

Group Life Mortality Ratio	89.2%	89.7%	89.5%	86.6%	89.0%

U.S. BUSINESS
INSURANCE PRODUCTS — INDIVIDUAL LIFE
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS — PRODUCT LEVEL

	For the Three Months Ended					For the Year-to-Date Period Ended
	September 30,	December 31,	March 31,	June 30,	September 30,	September 30,	September 30,
Unaudited (In millions, except ratios)	2009	2009	2010	2010	2010	2009	2010

OPERATING REVENUES
Premiums	$1,035	$1,154	$967	$1,004	$988	$3,046	$2,959
Universal life and investment-type product policy fees	378	477	397	397	380	1,171	1,174
Net investment income	1,036	1,062	1,086	1,066	1,086	3,015	3,238
Other revenues	114	102	94	100	94	272	288

Total operating revenues	2,563	2,795	2,544	2,567	2,548	7,504	7,659

OPERATING EXPENSES
Policyholder benefits and dividends	1,700	1,720	1,627	1,636	1,608	5,012	4,871
Interest credited to policyholder account balances	188	195	185	188	195	547	568
Interest credited to bank deposits	—	—	—	—	—	—	—
Capitalization of DAC	(169)	(188)	(159)	(171)	(162)	(482)	(492)
Amortization of DAC and VOBA	102	173	198	169	186	384	553
Interest expense	—	3	—	—	—	3	—
Other expenses	546	559	516	528	507	1,615	1,551

Total operating expenses	2,367	2,462	2,367	2,350	2,334	7,079	7,051

Operating earnings before provision for income tax	196	333	177	217	214	425	608
Provision for income tax expense (benefit)	63	110	62	76	75	139	213

Operating earnings	133	223	115	141	139	286	395
Preferred stock dividends	—	—	—	—	—	—	—

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$133	$223	$115	$141	$139	$286	$395

Net Income Reconciliation
Operating earnings	$133	$223	$115	$141	$139	$286	$395

Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	(78)	56	17	—	21	(184)	38
Net derivatives gains (losses)	(82)	(72)	(11)	176	(28)	(406)	137
Universal life and investment-type product policy fees — amortization of unearned revenue related to net investment gains (losses) and net derivatives gains (losses)	(4)	(6)	(1)	7	—	(21)	6
Net investment income:
Scheduled periodic settlement payments on derivatives not qualifying for hedge accounting	—	(2)	(10)	(11)	(10)	(4)	(31)
Equity method operating joint ventures	—	—	—	—	—	—	—
Real estate discontinued operations	—	—	—	—	—	—	—
Net investment income related to certain consolidated securitization entities	—	—	—	—	—	—	—
Policyholder benefits and policyholder dividends:
Changes in policyholder dividend obligations related to net investment gains (losses) and net derivatives gains (losses)	—	—	—	—	—	(11)	—
Changes in asset value fluctuations related to experience-rated contractholder liabilities and certain inflation-indexed liabilities	—	—	—	—	—	—	—
Interest credited to policyholder account balances — scheduled periodic settlement payments on derivatives not qualifying for hedge accounting	—	—	—	—	—	—	—
Amortization of DAC and VOBA — related to net investment gains (losses) and net derivatives gains (losses)	(47)	(14)	(10)	(40)	(28)	(14)	(78)
Interest expense — related to certain consolidated securitization entities	—	—	—	—	—	—	—
Other expenses:
Noncontrolling interest	—	—	—	—	—	—	—
Business combination costs	—	—	—	—	—	—	—
Provision for income tax (expense) benefit	75	13	5	(47)	16	224	(26)

Income (loss) from continuing operations, net of income tax	(3)	198	105	226	110	(130)	441
Income (loss) from discontinued operations, net of income tax	—	3	—	—	—	19	—

Net income (loss)	(3)	201	105	226	110	(111)	441
Less: Net income (loss) attributable to noncontrolling interest	—	—	—	—	—	—	—

Net income (loss) attributable to MetLife, Inc.	(3)	201	105	226	110	(111)	441
Less: Preferred stock dividends	—	—	—	—	—	—	—

Net income (loss) available to MetLife, Inc.’s common shareholders	$(3)	$201	$105	$226	$110	$(111)	$441

Premiums, Fees and Other Revenues	$1,527	$1,733	$1,458	$1,501	$1,462	$4,489	$4,421

Mortality as a Percentage of Expected	91.2%	81.1%	87.6%	80.4%	86.7%

Lapse Ratio
Traditional Life	6.9%	6.8%	6.7%	6.4%	6.2%
Variable & Universal Life	6.8%	6.5%	6.1%	5.9%	5.9%

U.S. BUSINESS
INSURANCE PRODUCTS — NON-MEDICAL HEALTH
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS — PRODUCT LEVEL

	For the Three Months Ended					For the Year-to-Date Period Ended
	September 30,	December 31,	March 31,	June 30,	September 30,	September 30,	September 30,
Unaudited (In millions, except ratios)	2009	2009	2010	2010	2010	2009	2010

OPERATING REVENUES
Premiums	$1,448	$1,527	$1,485	$1,472	$1,471	$4,374	$4,428
Universal life and investment-type product policy fees	3	—	—	—	—	8	—
Net investment income	198	221	211	225	220	512	656
Other revenues	105	96	92	87	89	300	268

Total operating revenues	1,754	1,844	1,788	1,784	1,780	5,194	5,352

OPERATING EXPENSES
Policyholder benefits and dividends	1,313	1,377	1,355	1,292	1,296	3,885	3,943
Interest credited to policyholder account balances	6	6	5	6	4	18	15
Interest credited to bank deposits	—	—	—	—	—	—	—
Capitalization of DAC	(46)	(44)	(43)	(42)	(39)	(143)	(124)
Amortization of DAC and VOBA	37	32	36	33	31	111	100
Interest expense	—	—	—	—	—	—	—
Other expenses	351	362	335	358	348	1,060	1,041

Total operating expenses	1,661	1,733	1,688	1,647	1,640	4,931	4,975

Operating earnings before provision for income tax	93	111	100	137	140	263	377
Provision for income tax expense (benefit)	32	37	35	48	49	89	132

Operating earnings	61	74	65	89	91	174	245
Preferred stock dividends	—	—	—	—	—	—	—

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$61	$74	$65	$89	$91	$174	$245

Net Income Reconciliation
Operating earnings	$61	$74	$65	$89	$91	$174	$245

Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	(20)	(3)	(6)	2	33	(119)	29
Net derivatives gains (losses)	74	(182)	8	371	115	(1,090)	494
Universal life and investment-type product policy fees — amortization of unearned revenue related to net investment gains (losses) and net derivatives gains (losses)	—	—	—	—	—	—	—
Net investment income:
Scheduled periodic settlement payments on derivatives not qualifying for hedge accounting	(8)	(9)	(7)	(6)	(9)	(21)	(22)
Equity method operating joint ventures	—	—	—	—	—	—	—
Real estate discontinued operations	—	—	—	—	—	—	—
Net investment income related to certain consolidated securitization entities	—	—	—	—	—	—	—
Policyholder benefits and policyholder dividends:
Changes in policyholder dividend obligations related to net investment gains (losses) and net derivatives gains (losses)	—	—	—	—	—	—	—
Changes in asset value fluctuations related to experience-rated contractholder liabilities and certain inflation-indexed liabilities	(4)	—	(1)	1	(5)	(3)	(5)
Interest credited to policyholder account balances — scheduled periodic settlement payments on derivatives not qualifying for hedge accounting	—	—	—	—	—	—	—
Amortization of DAC and VOBA — related to net investment gains (losses) and net derivatives gains (losses)	—	—	—	—	—	—	—
Interest expense — related to certain consolidated securitization entities	—	—	—	—	—	—	—
Other expenses:
Noncontrolling interest	—	—	—	—	—	—	—
Business combination costs	—	—	—	—	—	—	—
Provision for income tax (expense) benefit	(15)	67	2	(129)	(47)	431	(174)

Income (loss) from continuing operations, net of income tax	88	(53)	61	328	178	(628)	567
Income (loss) from discontinued operations, net of income tax	—	—	—	—	—	—	—

Net income (loss)	88	(53)	61	328	178	(628)	567
Less: Net income (loss) attributable to noncontrolling interest	—	—	—	—	—	—	—

Net income (loss) attributable to MetLife, Inc.	88	(53)	61	328	178	(628)	567
Less: Preferred stock dividends	—	—	—	—	—	—	—

Net income (loss) available to MetLife, Inc.’s common shareholders	$88	$(53)	$61	$328	$178	$(628)	$567

Premiums, Fees and Other Revenues	$1,556	$1,623	$1,577	$1,559	$1,560	$4,682	$4,696

Non-Medical Health Benefit Ratio	90.7%	90.2%	91.2%	87.8%	88.0%

U.S. BUSINESS
INSURANCE PRODUCTS
FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES; AND SEPARATE ACCOUNT LIABILITIES
FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES

GROUP LIFE
	For the Three Months Ended
	September 30,	December 31,	March 31,	June 30,	September 30,
Unaudited (In millions)	2009	2009	2010	2010	2010

Balance, beginning of period	$11,842	$11,911	$11,966	$12,060	$12,017
Premiums and deposits	3,600	3,486	3,598	3,515	3,509
Surrenders and withdrawals	(1,467)	(1,363)	(1,361)	(1,442)	(1,495)
Benefit payments	(1,969)	(1,914)	(1,970)	(1,923)	(1,921)

Net Flows	164	209	267	150	93
Net transfers from (to) separate account	2	1	1	1	1
Interest	76	76	72	75	72
Policy charges	(132)	(135)	(128)	(126)	(125)
Other	(41)	(96)	(118)	(143)	(53)

Balance, end of period	$11,911	$11,966	$12,060	$12,017	$12,005

INDIVIDUAL LIFE
	For the Three Months Ended
	September 30,	December 31,	March 31,	June 30,	September 30,
Unaudited (In millions)	2009	2009	2010	2010	2010

Balance, beginning of period	$72,920	$73,307	$73,934	$74,398	$74,855
Premiums and deposits	2,049	2,167	2,070	2,002	2,059
Surrenders and withdrawals	(978)	(936)	(908)	(919)	(937)
Benefit payments	(576)	(577)	(670)	(589)	(616)

Net Flows	495	654	492	494	506
Net transfers from (to) separate account	(14)	39	29	29	37
Interest	755	763	749	748	756
Policy charges	(389)	(397)	(401)	(401)	(408)
Other	(460)	(432)	(405)	(413)	(435)

Balance, end of period	$73,307	$73,934	$74,398	$74,855	$75,311

NON-MEDICAL HEALTH
	For the Three Months Ended
	September 30,	December 31,	March 31,	June 30,	September 30,
Unaudited (In millions)	2009	2009	2010	2010	2010

Balance, beginning of period	$12,579	$12,868	$13,239	$13,484	$13,689
Premiums and deposits	1,585	1,567	1,518	1,502	1,747
Surrenders and withdrawals	(106)	(5)	(5)	(5)	(255)
Benefit payments	(1,074)	(1,084)	(1,137)	(1,119)	(1,083)

Net Flows	405	478	376	378	409
Net transfers from (to) separate account	—	—	—	—	—
Interest	140	147	148	152	150
Policy charges	—	—	—	—	—
Other	(256)	(254)	(279)	(325)	(347)

Balance, end of period	$12,868	$13,239	$13,484	$13,689	$13,901

SEPARATE ACCOUNT LIABILITIES
GROUP LIFE
	For the Three Months Ended
	September 30,	December 31,	March 31,	June 30,	September 30,
Unaudited (In millions)	2009	2009	2010	2010	2010

Balance, beginning of period	$366	$416	$433	$450	$411
Premiums and deposits	38	39	40	44	47
Surrenders and withdrawals	(10)	(9)	(9)	(8)	(8)
Benefit payments	—	—	(1)	—	—

Net Flows	28	30	30	36	39
Investment Performance	53	18	19	(40)	42
Net transfers from (to) general account	(2)	(1)	(1)	(2)	(1)
Policy charges	(29)	(30)	(31)	(33)	(35)
Other	—	—	—	—	—

Balance, end of period	$416	$433	$450	$411	$456

INDIVIDUAL LIFE
	For the Three Months Ended
	September 30,	December 31,	March 31,	June 30,	September 30,
Unaudited (In millions)	2009	2009	2010	2010	2010

Balance, beginning of period	$7,313	$8,232	$8,405	$8,682	$7,915
Premiums and deposits	210	215	208	197	193
Surrenders and withdrawals	(103)	(140)	(124)	(141)	(116)
Benefit payments	(10)	(7)	(8)	(9)	(10)

Net Flows	97	68	76	47	67
Investment Performance	953	297	374	(643)	764
Net transfers from (to) general account	14	(39)	(29)	(29)	(37)
Policy charges	(147)	(147)	(143)	(141)	(140)
Other	2	(6)	(1)	(1)	7

Balance, end of period	$8,232	$8,405	$8,682	$7,915	$8,576

NON-MEDICAL HEALTH
	For the Three Months Ended
	September 30,	December 31,	March 31,	June 30,	September 30,
Unaudited (In millions)	2009	2009	2010	2010	2010

Balance, beginning of period	$832	$911	$—	$—	$—
Premiums and deposits	38	—	—	—	—
Surrenders and withdrawals	(4)	(910)	—	—	—
Benefit payments	—	—	—	—	—

Net Flows	34	(910)	—	—	—
Investment Performance	30	(1)	—	—	—
Net transfers from (to) general account	—	—	—	—	—
Policy charges	(8)	—	—	—	—
Other	23	—	—	—	—

Balance, end of period	$911	$—	$—	$—	$—

U.S. BUSINESS
INSURANCE PRODUCTS
OTHER EXPENSES BY MAJOR CATEGORY AND INDIVIDUAL LIFE SALES BY PRODUCT

OTHER EXPENSES

	For the Three Months Ended
	September 30,	December 31,	March 31,	June 30,	September 30,
Unaudited (In millions)	2009	2009	2010	2010	2010

Direct and allocated expenses	$568	$579	$554	$570	$555
Pension and post-retirement benefit costs	70	69	51	52	52
Premium taxes, other taxes, and licenses & fees	82	75	69	78	76

Total fixed operating expenses	$720	$723	$674	$700	$683

Commissions and other variable expenses	328	351	318	331	315

Total other expenses	$1,048	$1,074	$992	$1,031	$998

INDIVIDUAL LIFE SALES BY PRODUCT (1)

	For the Three Months Ended
	September 30,	December 31,	March 31,	June 30,	September 30,
Unaudited (In millions)	2009	2009	2010	2010	2010

Individual Life Sales
Term Life	$37	$37	$33	$35	$32
Whole Life	30	34	29	29	28
Variable Life	10	10	9	10	9
Universal Life	50	63	41	44	48

Total Individual Life sales (2)	$127	$144	$112	$118	$117

(1)	Statistical sales information is calculated by MetLife using the LIMRA International, Inc. definition of sales for core direct sales, excluding company sponsored internal exchanges, corporate-owned life insurance, bank-owned life insurance, and private placement variable universal life insurance.

(2)	Of the $117 million of Individual Life sales during the three months ended September 30, 2010, approximately 43% were distributed through MetLife agents, 14% through New England Financial agents, 41% through MetLife’s third party channels and 2% through other channels.

U.S. BUSINESS
INSURANCE PRODUCTS
SPREAD BY PRODUCT
GROUP LIFE

	For the Three Months Ended

	September 30,	December 31,	March 31,	June 30,	September 30,
Unaudited	2009	2009	2010	2010	2010

Investment income yield	5.20%	5.02%	5.42%	5.32%	5.54%
Average crediting rate	2.20%	2.18%	2.15%	2.13%	2.08%

Annualized general account spread	3.00%	2.84%	3.27%	3.19%	3.46%

VARIABLE & UNIVERSAL LIFE

	For the Three Months Ended

	September 30,	December 31,	March 31,	June 30,	September 30,
Unaudited	2009	2009	2010	2010	2010

Investment income yield	6.07%	6.27%	6.28%	6.24%	6.30%
Average crediting rate	4.58%	4.69%	4.47%	4.43%	4.48%

Annualized general account spread (1)	1.49%	1.58%	1.81%	1.81%	1.82%

NON-MEDICAL HEALTH

	For the Three Months Ended

	September 30,	December 31,	March 31,	June 30,	September 30,
Unaudited	2009	2009	2010	2010	2010

Investment income yield	5.57%	6.14%	5.95%	6.23%	5.96%
Average crediting rate	4.69%	4.81%	4.80%	4.80%	4.78%

Annualized general account spread	0.88%	1.33%	1.15%	1.43%	1.18%

(1)	This represents the general account spread for Variable and Universal Life, a component of Individual Life.

U.S. BUSINESS
RETIREMENT PRODUCTS
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Three Months Ended					For the Year-to-Date Period Ended
	September 30,	December 31,	March 31,2010	June 30,	September 30,	September 30,	September 30,
Unaudited (In millions, except ratios)	2009	2009	2010	2010	2010	2009	2010

OPERATING REVENUES
Premiums	$140	$192	$123	$151	$128	$431	$402
Universal life and investment-type product policy fees	466	493	513	561	554	1,219	1,628
Net investment income	749	763	773	763	777	2,096	2,313
Other revenues	61	47	48	54	56	125	158

Total operating revenues	1,416	1,495	1,457	1,529	1,515	3,871	4,501

OPERATING EXPENSES
Policyholder benefits and dividends	424	296	354	49	456	1,102	859
Interest credited to policyholder account balances	431	426	406	405	393	1,261	1,204
Interest credited to bank deposits	—	—	—	—	—	—	—
Capitalization of DAC	(223)	(230)	(234)	(262)	(270)	(837)	(766)
Amortization of DAC and VOBA	42	100	133	372	98	324	603
Interest expense	—	(1)	—	—	1	1	1
Other expenses	580	585	554	599	607	1,820	1,760

Total operating expenses	1,254	1,176	1,213	1,163	1,285	3,671	3,661

Operating earnings before provision for income tax	162	319	244	366	230	200	840
Provision for income tax expense (benefit)	57	112	85	128	81	70	294

Operating earnings	105	207	159	238	149	130	546
Preferred stock dividends	—	—	—	—	—	—	—

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$105	$207	$159	$238	$149	$130	$546

Net Income Reconciliation

Operating earnings	$105	$207	$159	$238	$149	$130	$546

Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	(71)	(82)	24	13	9	(403)	46
Net derivatives gains (losses)	(391)	(92)	77	374	109	(1,029)	560
Universal life and investment-type product policy fees — amortization of unearned revenue related to net investment gains (losses) and net derivatives gains (losses)	—	—	—	—	—	—	—
Net investment income:
Scheduled periodic settlement payments on derivatives not qualifying for hedge accounting	(49)	(63)	(65)	(66)	(66)	(154)	(197)
Equity method operating joint ventures	—	—	—	—	—	—	—
Real estate discontinued operations	—	—	—	—	—	—	—
Net investment income related to certain consolidated securitization entities	—	—	—	—	—	—	—
Policyholder benefits and policyholder dividends:
Changes in policyholder dividend obligations related to net investment gains (losses) and net derivatives gains (losses)	—	—	—	—	—	—	—
Changes in asset value fluctuations related to experience-rated contractholder liabilities and certain inflation-indexed liabilities	—	—	—	—	—	—	—
Interest credited to policyholder account balances — scheduled periodic settlement payments on derivatives not qualifying for hedge accounting	—	—	—	—	—	—	—
Amortization of DAC and VOBA — related to net investment gains (losses) and net derivatives gains (losses)	221	109	(4)	(172)	(9)	630	(185)
Interest expense — related to certain consolidated securitization entities	—	—	—	—	—	—	—
Other expenses:
Noncontrolling interest	—	—	—	—	—	—	—
Business combination costs	—	—	—	—	—	—	—
Provision for income tax (expense) benefit	103	45	(11)	(54)	(15)	335	(80)

Income (loss) from continuing operations, net of income tax	(82)	124	180	333	177	(491)	690
Income (loss) from discontinued operations, net of income tax	—	—	—	—	—	5	—

Net income (loss)	(82)	124	180	333	177	(486)	690
Less: Net income (loss) attributable to noncontrolling interest	—	—	—	—	—	—	—

Net income (loss) attributable to MetLife, Inc.	(82)	124	180	333	177	(486)	690
Less: Preferred stock dividends	—	—	—	—	—	—	—

Net income (loss) available to MetLife, Inc.’s common shareholders	$(82)	$124	$180	$333	$177	$(486)	$690

Premiums, Fees and Other Revenues	$667	$732	$684	$766	$738	$1,775	$2,188

Lapse Ratio

Fixed Annuities	8.6%	7.5%	6.8%	6.7%	6.3%
Variable Annuities	7.9%	7.1%	6.8%	6.8%	7.3%

U.S. BUSINESS
RETIREMENT PRODUCTS
FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES; AND SEPARATE ACCOUNT LIABILITIES
FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES

	For the Three Months Ended
	September 30,	December 31,	March 31,	June 30,	September 30,
Unaudited (In millions)	2009	2009	2010	2010	2010

Balance, beginning of period	$51,228	$51,388	$50,799	$50,563	$52,600
Premiums and deposits (1), (2)	1,944	1,766	1,606	1,705	1,939
Surrenders and withdrawals	(890)	(1,044)	(847)	(834)	(1,159)
Benefit payments	(363)	(336)	(374)	(368)	(364)

Net Flows	691	386	385	503	416
Net transfers from (to) separate account	(1,107)	(946)	(892)	(689)	(808)
Interest	522	518	494	496	481
Policy charges	(10)	(10)	(12)	(14)	(13)
Other	64	(537)	(211)	1,741	(132)

Balance, end of period	$51,388	$50,799	$50,563	$52,600	$52,544

SEPARATE ACCOUNT LIABILITIES

	For the Three Months Ended
	September 30,	December 31,	March 31,	June 30,	September 30,
Unaudited (In millions)	2009	2009	2010	2010	2010

Balance, beginning of period	$70,538	$82,100	$87,113	$92,554	$87,323
Premiums and deposits (1)	2,279	2,633	3,004	3,348	3,312
Surrenders and withdrawals	(1,283)	(1,456)	(1,625)	(1,622)	(1,813)
Benefit payments	(140)	(150)	(178)	(193)	(183)

Net Flows	856	1,027	1,201	1,533	1,316
Investment Performance	9,964	3,430	3,755	(7,000)	8,544
Net transfers from (to) general account	1,107	946	892	689	808
Policy charges	(366)	(392)	(406)	(454)	(453)
Other	1	2	(1)	1	—

Balance, end of period	$82,100	$87,113	$92,554	$87,323	$97,538

(1)	Includes company sponsored internal exchanges.

(2)	Includes premiums and deposits directed to the General Account investment option of a variable annuity product.

U.S. BUSINESS
RETIREMENT PRODUCTS
OTHER EXPENSES BY MAJOR CATEGORY AND INDIVIDUAL ANNUITY SALES BY PRODUCT
OTHER EXPENSES

	For the Three Months Ended
	September 30,	December 31,	March 31,	June 30,	September 30,
Unaudited (In millions)	2009	2009	2010	2010	2010

Direct and allocated expenses	$183	$178	$173	$182	$179
Pension and post-retirement benefit costs	22	22	20	21	21
Premium taxes, other taxes, and licenses & fees	7	10	7	8	8

Total fixed operating expenses	$212	$210	$200	$211	$208

Commissions and other variable expenses	368	375	354	388	399

Total other expenses	$580	$585	$554	$599	$607

INDIVIDUAL ANNUITY SALES BY PRODUCT (1)

	For the Three Months Ended
	September 30,	December 31,	March 31,	June 30,	September 30,
Unaudited (in millions)	2009	2009	2010	2010	2010

Individual Annuity Sales
Annuities Sales (1)
Fixed annuity sales	$596	$499	$359	$373	$373
Variable annuity sales	3,441	3,711	4,034	4,474	4,662

Total annuity sales (2)	$4,037	$4,210	$4,393	$4,847	$5,035

Separate Account and General Account
Separate Accounts

Total variable annuities separate accounts	$2,171	$2,518	$2,875	$3,218	$3,178

General Accounts
Fixed annuity	596	499	359	373	373
Variable annuity	1,270	1,193	1,159	1,256	1,484

Total general accounts	1,866	1,692	1,518	1,629	1,857

Total premiums and deposits	$4,037	$4,210	$4,393	$4,847	$5,035

(1)	Statutory premiums direct and assumed, excluding company sponsored internal exchanges.

(2)	Of the $5,035 million of Annuity Sales during the three months ended September 30, 2010, approximately 19% were distributed through MetLife agents, 6% through New England Financial agents, 67% through MetLife’s third party channels, 7% through MetLife Resources representatives and 1% through other distribution channels.

U.S. BUSINESS
RETIREMENT PRODUCTS
SPREAD
DEFERRED ANNUITIES

	For the Three Months Ended
	September 30,	December 31,	March 31,	June 30,	September 30,
Unaudited	2009	2009	2010	2010	2010

Investment income yield	5.86%	5.92%	6.19%	6.07%	6.36%
Average crediting rate	3.88%	3.85%	3.75%	3.69%	3.68%

Annualized general account spread	1.98%	2.07%	2.44%	2.38%	2.68%

U.S. BUSINESS
CORPORATE BENEFIT FUNDING
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Three Months Ended					For the Year-to-Date Period Ended
	September 30,	December 31,	March 31,	June 30,	September 30,	September 30,	September 30,
Unaudited (In millions)	2009	2009	2010	2010	2010	2009	2010

OPERATING REVENUES
Premiums	$639	$903	$801	$573	$501	$1,658	$1,875
Universal life and investment-type product policy fees	34	41	55	56	58	135	169
Net investment income	1,210	1,266	1,270	1,313	1,295	3,500	3,878
Other revenues	34	67	64	59	59	172	182

Total operating revenues	1,917	2,277	2,190	2,001	1,913	5,465	6,104

OPERATING EXPENSES
Policyholder benefits and dividends	1,192	1,486	1,362	1,143	1,120	3,311	3,625
Interest credited to policyholder account balances	390	375	355	364	381	1,258	1,100
Interest credited to bank deposits	—	—	—	—	—	—	—
Capitalization of DAC	(5)	(1)	(8)	(3)	(6)	(13)	(17)
Amortization of DAC and VOBA	3	3	4	4	4	12	12
Interest expense	1	—	2	2	2	3	6
Other expenses	128	129	124	125	121	355	370

Total operating expenses	1,709	1,992	1,839	1,635	1,622	4,926	5,096

Operating earnings before provision for income tax	208	285	351	366	291	539	1,008
Provision for income tax expense (benefit)	68	94	123	128	102	179	353

Operating earnings	140	191	228	238	189	360	655
Preferred stock dividends	—	—	—	—	—	—	—

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$140	$191	$228	$238	$189	$360	$655

Net Income Reconciliation

Operating earnings	$140	$191	$228	$238	$189	$360	$655

Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	(305)	(61)	38	73	50	(1,473)	161
Net derivatives gains (losses)	(112)	(152)	(43)	173	(186)	(574)	(56)
Universal life and investment-type product policy fees — amortization of unearned revenue related to net investment gains (losses) and net derivatives gains (losses)	—	—	—	—	—	—	—
Net investment income:
Scheduled periodic settlement payments on derivatives not qualifying for hedge accounting	58	52	51	46	47	142	144
Equity method operating joint ventures	—	—	—	—	—	—	—
Real estate discontinued operations	(2)	(2)	(1)	(1)	—	(5)	(2)
Net investment income related to certain consolidated securitization entities	—	—	—	—	—	—	—
Policyholder benefits and policyholder dividends:
Changes in policyholder dividend obligations related to net investment gains (losses) and net derivatives gains (losses)	—	—	—	—	—	—	—
Changes in asset value fluctuations related to experience-rated contractholder liabilities and certain inflation-indexed liabilities	(40)	—	(4)	(37)	(31)	(69)	(72)
Interest credited to policyholder account balances — scheduled periodic settlement payments on derivatives not qualifying for hedge accounting	1	1	3	(1)	(5)	3	(3)
Amortization of DAC and VOBA — related to net investment gains (losses) and net derivatives gains (losses)	—	—	—	—	—	—	—
Interest expense — related to certain consolidated securitization entities	—	—	—	—	—	—	—
Other expenses:
Noncontrolling interest	—	1	1	1	—	—	2
Business combination costs	—	—	—	—	—	—	—
Provision for income tax (expense) benefit	141	54	(17)	(94)	45	691	(66)

Income (loss) from continuing operations, net of income tax	(119)	84	256	398	109	(925)	763
Income (loss) from discontinued operations, net of income tax	1	4	1	6	1	3	8

Net income (loss)	(118)	88	257	404	110	(922)	771
Less: Net income (loss) attributable to noncontrolling interest	—	1	—	1	—	—	1

Net income (loss) attributable to MetLife, Inc.	(118)	87	257	403	110	(922)	770
Less: Preferred stock dividends	—	—	—	—	—	—	—

Net income (loss) available to MetLife, Inc.’s common shareholders	$(118)	$87	$257	$403	$110	$(922)	$770

Premiums, Fees and Other Revenues	$707	$1,011	$920	$688	$618	$1,965	$2,226

U.S. BUSINESS
CORPORATE BENEFIT FUNDING
FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES; AND SEPARATE ACCOUNT LIABILITIES
FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES

	For the Three Months Ended
	September 30,	December 31,	March 31,	June 30,	September 30,
Unaudited (In millions)	2009	2009	2010	2010	2010

Balance, beginning of period	$99,652	$97,897	$97,170	$100,187	$100,220
Premiums and deposits	10,427	9,836	11,720	12,136	12,450
Surrenders and withdrawals	(12,532)	(10,466)	(8,856)	(13,432)	(11,707)
Benefit payments	(820)	(800)	(806)	(821)	(890)

Net Flows	(2,925)	(1,430)	2,058	(2,117)	(147)
Net transfers from (to) separate account	(16)	58	16	(59)	(98)
Interest	1,044	1,049	1,036	1,048	1,068
Policy charges	(30)	(20)	(31)	(34)	(30)
Other	172	(384)	(62)	1,195	1,846

Balance, end of period	$97,897	$97,170	$100,187	$100,220	$102,859

SEPARATE ACCOUNT LIABILITIES

	For the Three Months Ended
	September 30,	December 31,	March 31,	June 30,	September 30,
Unaudited (In millions)	2009	2009	2010	2010	2010

Balance, beginning of period	$42,293	$46,015	$45,732	$48,830	$49,929
Premiums and deposits	1,931	1,748	2,061	1,240	4,835
Surrenders and withdrawals	(1,177)	(1,360)	(1,501)	(1,250)	(1,637)
Benefit payments	(10)	(11)	(11)	(17)	(9)

Net Flows	744	377	549	(27)	3,189
Investment Performance	2,703	384	1,049	501	2,067
Net transfers from (to) general account	16	(58)	(16)	59	98
Policy charges	(55)	(57)	(61)	(50)	(57)
Other	314	(929)	1,577	616	1,493

Balance, end of period	$46,015	$45,732	$48,830	$49,929	$56,719

U.S. BUSINESS
CORPORATE BENEFIT FUNDING
OTHER EXPENSES BY MAJOR CATEGORY

	For the Three Months Ended
	September 30,	December 31,	March 31,	June 30,	September 30,
Unaudited (In millions)	2009	2009	2010	2010	2010

Direct and allocated expenses	$63	$65	$55	$71	$60
Pension and other post-retirement benefit costs	15	15	11	12	12
Premium taxes, other taxes, and licenses and fees	12	5	3	5	5

Total fixed operating expenses	$90	$85	$69	$88	$77

Commissions and other variable expenses	38	44	55	37	44

Total other expenses	$128	$129	$124	$125	$121

U.S. BUSINESS
CORPORATE BENEFIT FUNDING
SPREAD

CORPORATE BENEFIT FUNDING	For the Three Months Ended
	September 30,	December 31,	March 31,	June 30,	September 30,
Unaudited	2009	2009	2010	2010	2010

Investment income yield	4.71%	4.96%	5.04%	5.16%	5.19%
Average crediting rate	4.14%	4.13%	4.00%	4.04%	4.16%

Annualized general account spread	0.57%	0.83%	1.04%	1.12%	1.03%

U.S. BUSINESS
AUTO & HOME
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Three Months Ended					For the Year-to-Date Period Ended
	September 30,	December 31,	March 31,	June 30,	September 30,	September 30,	September 30,
Unaudited (In millions)	2009	2009	2010	2010	2010	2009	2010

OPERATING REVENUES
Premiums (1)	$727	$727	$714	$723	$740	$2,175	$2,177
Universal life and investment-type product policy fees	—	—	—	—	—	—	—
Net investment income	45	46	53	52	51	134	156
Other revenues	8	11	(2)	8	8	22	14

Total operating revenues	780	784	765	783	799	2,331	2,347

OPERATING EXPENSES
Policyholder benefits and dividends (1)	483	478	494	506	506	1,454	1,506
Interest credited to policyholder account balances	—	—	—	—	—	—	—
Interest credited to bank deposits	—	—	—	—	—	—	—
Capitalization of DAC	(112)	(106)	(104)	(117)	(118)	(329)	(339)
Amortization of DAC and VOBA	107	108	107	111	110	328	328
Interest expense	—	—	—	—	—	—	—
Other expenses	189	194	179	193	200	570	572

Total operating expenses	667	674	676	693	698	2,023	2,067

Operating earnings before provision for income tax	113	110	89	90	101	308	280
Provision for income tax expense (benefit)	27	26	17	17	20	70	54

Operating earnings	86	84	72	73	81	238	226
Preferred stock dividends	—	—	—	—	—	—	—

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$86	$84	$72	$73	$81	$238	$226

Net Income Reconciliation

Operating earnings	$86	$84	$72	$73	$81	$238	$226

Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	(29)	5	(1)	1	(3)	(46)	(3)
Net derivatives gains (losses)	(1)	—	—	(3)	(4)	39	(7)
Universal life and investment-type product policy fees — amortization of unearned revenue related to net investment gains (losses) and net derivatives gains (losses)	—	—	—	—	—	—	—
Net investment income:
Scheduled periodic settlement payments on derivatives not qualifying for hedge accounting	—	—	—	—	—	—	—
Equity method operating joint ventures	—	—	—	—	—	—	—
Real estate discontinued operations	—	—	—	—	—	—	—
Net investment income related to certain consolidated securitization entities	—	—	—	—	—	—	—
Policyholder benefits and policyholder dividends:
Changes in policyholder dividend obligations related to net investment gains (losses) and net derivatives gains (losses)	—	—	—	—	—	—	—
Changes in asset value fluctuations related to experience-rated contractholder liabilities and certain inflation-indexed liabilities	—	—	—	—	—	—	—
Interest credited to policyholder account balances — scheduled periodic settlement payments on derivatives not qualifying for hedge accounting	—	—	—	—	—	—	—
Amortization of DAC and VOBA — related to net investment gains (losses) and net derivatives gains (losses)	—	—	—	—	—	—	—
Interest expense — related to certain consolidated securitization entities	—	—	—	—	—	—	—
Other expenses:
Noncontrolling interest	—	—	—	—	—	—	—
Business combination costs	—	—	—	—	—	—	—
Provision for income tax (expense) benefit	11	(2)	—	1	2	3	3

Income (loss) from continuing operations, net of income tax	67	87	71	72	76	234	219
Income (loss) from discontinued operations, net of income tax	—	—	—	—	—	—	—

Net income (loss)	67	87	71	72	76	234	219
Less: Net income (loss) attributable to noncontrolling interest	—	—	—	—	—	—	—

Net income (loss) attributable to MetLife, Inc.	67	87	71	72	76	234	219
Less: Preferred stock dividends	—	—	—	—	—	—	—

Net income (loss) available to MetLife, Inc.’s common shareholders	$67	$87	$71	$72	$76	$234	$219

Premiums, Fees and Other Revenues	$735	$738	$712	$731	$748	$2,197	$2,191

(1)	Premiums reflect earned premiums and policyholder benefits and dividends includes losses and loss adjustment expense.

U.S. BUSINESS
AUTO & HOME — AUTO
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS — PRODUCT LEVEL

	For the Three Months Ended					For the Year-to-Date Period Ended
	September 30,	December 31,	March 31,	June 30,	September 30,	September 30,	September 30,
Unaudited (In millions)	2009	2009	2010	2010	2010	2009	2010

OPERATING REVENUES
Premiums (1)	$500	$495	$484	$489	$500	$1,496	$1,473
Universal life and investment-type product policy fees	—	—	—	—	—	—	—
Net investment income	28	29	34	34	32	83	100
Other revenues	5	4	4	5	5	13	14

Total operating revenues	533	528	522	528	537	1,592	1,587

OPERATING EXPENSES
Policyholder benefits and dividends (1)	353	373	336	320	355	1,019	1,011
Interest credited to policyholder account balances	—	—	—	—	—	—	—
Interest credited to bank deposits	—	—	—	—	—	—	—
Capitalization of DAC	(77)	(65)	(68)	(76)	(78)	(222)	(222)
Amortization of DAC and VOBA	74	68	69	74	74	219	217
Interest expense	—	—	—	—	—	—	—
Other expenses	124	128	120	127	130	377	377

Total operating expenses	474	504	457	445	481	1,393	1,383

Operating earnings before provision for income tax	59	24	65	83	56	199	204
Provision for income tax expense (benefit)	13	—	13	21	10	46	44

Operating earnings	46	24	52	62	46	153	160
Preferred stock dividends	—	—	—	—	—	—	—

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$46	$24	$52	$62	$46	$153	$160

Net Income Reconciliation

Operating earnings	$46	$24	$52	$62	$46	$153	$160

Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	(18)	1	(1)	1	(2)	(28)	(2)
Net derivatives gains (losses)	—	1	—	(2)	(2)	24	(4)
Universal life and investment-type product policy fees — amortization of unearned revenue related to net investment gains (losses) and net derivatives gains (losses)	—	—	—	—	—	—	—
Net investment income:
Scheduled periodic settlement payments on derivatives not qualifying for hedge accounting	—	—	—	—	—	—	—
Equity method operating joint ventures	—	—	—	—	—	—	—
Real estate discontinued operations	—	—	—	—	—	—	—
Net investment income related to certain consolidated securitization entities	—	—	—	—	—	—	—
Policyholder benefits and policyholder dividends:
Changes in policyholder dividend obligations related to net investment gains (losses) and net derivatives gains (losses)	—	—	—	—	—	—	—
Changes in asset value fluctuations related to experience-rated contractholder liabilities and certain inflation-indexed liabilities	—	—	—	—	—	—	—
Interest credited to policyholder account balances — scheduled periodic settlement payments on derivatives not qualifying for hedge accounting	—	—	—	—	—	—	—
Amortization of DAC and VOBA — related to net investment gains (losses) and net derivatives gains (losses)	—	—	—	—	—	—	—
Interest expense — related to certain consolidated securitization entities	—	—	—	—	—	—	—
Other expenses:
Noncontrolling interest	—	—	—	—	—	—	—
Business combination costs	—	—	—	—	—	—	—
Provision for income tax (expense) benefit	7	(1)	—	1	1	2	2

Income (loss) from continuing operations, net of income tax	35	25	51	62	43	151	156
Income (loss) from discontinued operations, net of income tax	—	—	—	—	—	—	—

Net income (loss)	35	25	51	62	43	151	156
Less: Net income (loss) attributable to noncontrolling interest	—	—	—	—	—	—	—

Net income (loss) attributable to MetLife, Inc.	35	25	51	62	43	151	156
Less: Preferred stock dividends	—	—	—	—	—	—	—

Net income (loss) available to MetLife, Inc.’s common shareholders	$35	$25	$51	$62	$43	$151	$156

Premiums, Fees and Other Revenues	$505	$499	$488	$494	$505	$1,509	$1,487

(1)	Premiums reflect earned premiums and policyholder benefits and dividends includes losses and loss adjustment expense.

U.S. BUSINESS
AUTO & HOME — HOMEOWNERS & OTHER
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS — PRODUCT LEVEL

	For the Three Months Ended					For the Year-to-Date Period Ended
	September 30,	December 31,	March 31,	June 30,	September 30,	September 30,	September 30,
Unaudited (In millions)	2009	2009	2010	2010	2010	2009	2010

OPERATING REVENUES
Premiums (1)	$227	$232	$230	$234	$240	$679	$704
Universal life and investment-type product policy fees	—	—	—	—	—	—	—
Net investment income	17	17	19	18	19	51	56
Other revenues	3	7	(6)	3	3	9	—

Total operating revenues	247	256	243	255	262	739	760

OPERATING EXPENSES
Policyholder benefits and dividends (1)	130	105	158	186	151	435	495
Interest credited to policyholder account balances	—	—	—	—	—	—	—
Interest credited to bank deposits	—	—	—	—	—	—	—
Capitalization of DAC	(35)	(41)	(36)	(41)	(40)	(107)	(117)
Amortization of DAC and VOBA	33	40	38	37	36	109	111
Interest expense	—	—	—	—	—	—	—
Other expenses	65	66	59	66	70	193	195

Total operating expenses	193	170	219	248	217	630	684

Operating earnings before provision for income tax	54	86	24	7	45	109	76
Provision for income tax expense (benefit)	14	26	4	(4)	10	24	10

Operating earnings	40	60	20	11	35	85	66
Preferred stock dividends	—	—	—	—	—	—	—

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$40	$60	$20	$11	$35	$85	$66

Net Income Reconciliation

Operating earnings	$40	$60	$20	$11	$35	$85	$66

Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	(11)	4	—	—	(1)	(18)	(1)
Net derivatives gains (losses)	(1)	(1)	—	(1)	(2)	15	(3)
Universal life and investment-type product policy fees — amortization of unearned revenue related to net investment gains (losses) and net derivatives gains (losses)	—	—	—	—	—	—	—
Net investment income:
Scheduled periodic settlement payments on derivatives not qualifying for hedge accounting	—	—	—	—	—	—	—
Equity method operating joint ventures	—	—	—	—	—	—	—
Real estate discontinued operations	—	—	—	—	—	—	—
Net investment income related to certain consolidated securitization entities	—	—	—	—	—	—	—
Policyholder benefits and policyholder dividends:
Changes in policyholder dividend obligations related to net investment gains (losses) and net derivatives gains (losses)	—	—	—	—	—	—	—
Changes in asset value fluctuations related to experience-rated contractholder liabilities and certain inflation-indexed liabilities	—	—	—	—	—	—	—
Interest credited to policyholder account balances — scheduled periodic settlement payments on derivatives not qualifying for hedge accounting	—	—	—	—	—	—	—
Amortization of DAC and VOBA — related to net investment gains (losses) and net derivatives gains (losses)	—	—	—	—	—	—	—
Interest expense — related to certain consolidated securitization entities	—	—	—	—	—	—	—
Other expenses:
Noncontrolling interest	—	—	—	—	—	—	—
Business combination costs	—	—	—	—	—	—	—
Provision for income tax (expense) benefit	4	(1)	—	—	1	1	1

Income (loss) from continuing operations, net of income tax	32	62	20	10	33	83	63
Income (loss) from discontinued operations, net of income tax	—	—	—	—	—	—	—

Net income (loss)	32	62	20	10	33	83	63
Less: Net income (loss) attributable to noncontrolling interest	—	—	—	—	—	—	—

Net income (loss) attributable to MetLife, Inc.	32	62	20	10	33	83	63
Less: Preferred stock dividends	—	—	—	—	—	—	—

Net income (loss) available to MetLife, Inc.’s common shareholders	$32	$62	$20	$10	$33	$83	$63

Premiums, Fees and Other Revenues	$230	$239	$224	$237	$243	$688	$704

(1)	Premiums reflect earned premiums and policyholder benefits and dividends includes losses and loss adjustment expense.

U.S. BUSINESS
AUTO & HOME
WRITTEN PREMIUMS BY PRODUCT AND SELECTED FINANCIAL INFORMATION AND SUPPLEMENTAL DATA

	For the Three Months Ended
	September 30,	December 31,	March 31,	June 30,	September 30,
Unaudited (In millions, except ratios)	2009	2009	2010	2010	2010

Written Premiums by Product
Automobile	$503	$475	$486	$509	$513
Homeowners	240	212	190	242	254
Other	11	11	21	13	13

Total	$754	$698	$697	$764	$780

Selected Financial Information and Supplemental Data

Total Auto & Home
Loss and loss adjustment expense ratio	66.1%	65.6%	69.5%	69.8%	68.3%
Policyholder benefits and dividends	0.1%	0.1%	(0.3%)	0.1%	0.0%
Other expense ratio	25.5%	27.2%	25.5%	26.0%	25.9%
Payment fees credit	(0.6%)	(0.6%)	(0.6%)	(0.6%)	(0.6%)

Total combined ratio	91.1%	92.3%	94.1%	95.3%	93.6%
Effect of catastrophe losses	3.4%	0.5%	5.3%	9.8%	5.4%

Combined ratio excluding catastrophes	87.7%	91.8%	88.8%	85.5%	88.2%

Auto
Loss and loss adjustment expense ratio	70.2%	75.5%	69.8%	65.3%	71.0%
Policyholder benefits and dividends	0.1%	0.1%	(0.3%)	0.1%	0.0%
Other expense ratio	24.4%	26.7%	25.0%	25.6%	25.1%
Payment fees credit	(0.7%)	(0.7%)	(0.7%)	(0.7%)	(0.6%)

Total combined ratio	94.0%	101.6%	93.8%	90.3%	95.5%
Effect of catastrophe losses	0.4%	(0.2%)	0.5%	1.8%	0.7%

Combined ratio excluding catastrophes	93.6%	101.8%	93.3%	88.5%	94.8%

Homeowners & Other
Loss and loss adjustment expense ratio	56.9%	44.7%	68.7%	79.3%	62.6%
Policyholder benefits and dividends	0.2%	0.1%	(0.3%)	0.1%	0.0%
Other expense ratio	28.0%	28.2%	26.7%	26.8%	27.5%
Payment fees credit	(0.4%)	(0.4%)	(0.4%)	(0.4%)	(0.4%)

Total combined ratio	84.7%	72.6%	94.7%	105.8%	89.7%
Effect of catastrophe losses	9.7%	1.9%	15.3%	26.6%	15.4%

Combined ratio excluding catastrophes	75.0%	70.7%	79.4%	79.2%	74.3%

Pre-Tax Catastrophe Losses
Auto	$2	$(1)	$3	$8	$3
Homeowners & Other	22	5	35	63	37

Total	$24	$4	$38	$71	$40

Catastrophe points on combined ratios	3.4	0.5	5.3	9.8	5.4

INTERNATIONAL
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Three Months Ended					For the Year-to-Date Period Ended
	September 30,	December 31,	March 31,	June 30,	September 30,
Unaudited (In millions)	2009	2009	2010	2010	2010	September 30, 2009	September 30, 2010

OPERATING REVENUES
Premiums	$868	$821	$893	$895	$956	$2,366	$2,744
Universal life and investment-type product policy fees	222	403	291	315	302	658	908
Net investment income	395	271	450	297	474	922	1,221
Other revenues	4	6	1	4	7	8	12

Total operating revenues	1,489	1,501	1,635	1,511	1,739	3,954	4,885

OPERATING EXPENSES
Policyholder benefits and dividends	705	807	838	839	852	1,853	2,529
Interest credited to policyholder account balances	198	146	151	42	244	435	437
Interest credited to bank deposits	—	—	—	—	—	—	—
Capitalization of DAC	(164)	(181)	(192)	(168)	(180)	(449)	(540)
Amortization of DAC and VOBA	79	143	105	115	110	272	330
Interest expense	3	2	1	2	(1)	6	2
Other expenses	481	544	522	493	519	1,253	1,534

Total operating expenses	1,302	1,461	1,425	1,323	1,544	3,370	4,292

Operating earnings before provision for income tax	187	40	210	188	195	584	593
Provision for income tax expense (benefit)	34	19	59	43	4	142	106

Operating earnings	153	21	151	145	191	442	487
Preferred stock dividends	—	—	—	—	—	—	—

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$153	$21	$151	$145	$191	$442	$487

Net Income Reconciliation

Operating earnings	$153	$21	$151	$145	$191	$442	$487

Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	(18)	(27)	(35)	6	(239)	(78)	(268)
Net derivatives gains (losses)	(556)	(255)	6	260	(109)	(543)	157
Universal life and investment-type product policy fees — amortization of unearned revenue related to net investment gains (losses) and net derivatives gains (losses)	—	—	—	—	—	—	—
Net investment income:
Scheduled periodic settlement payments on derivatives not qualifying for hedge accounting	(3)	(10)	(8)	(14)	(11)	(3)	(33)
Equity method operating joint ventures	(35)	(45)	(5)	(97)	—	(111)	(102)
Real estate discontinued operations	—	—	—	—	—	—	—
Net investment income related to certain consolidated securitization entities	—	—	—	—	—	—	—
Policyholder benefits and policyholder dividends:
Changes in policyholder dividend obligations related to net investment gains (losses) and net derivatives gains (losses)	—	—	—	—	—	—	—
Changes in asset value fluctuations related to experience-rated contractholder liabilities and certain inflation-indexed liabilities	(24)	2	(19)	(114)	(138)	(7)	(271)
Interest credited to policyholder account balances — scheduled periodic settlement payments on derivatives not qualifying for hedge accounting	—	—	—	—	—	—	—
Amortization of DAC and VOBA — related to net investment gains (losses) and net derivatives gains (losses)	—	—	—	—	—	—	—
Interest expense — related to certain consolidated securitization entities	—	—	—	—	—	—	—
Other expenses:
Noncontrolling interest	(7)	(11)	(3)	(8)	4	(21)	(7)
Business combination costs	—	—	—	—	—	—	—
Provision for income tax (expense) benefit	207	107	24	(106)	169	259	87

Income (loss) from continuing operations, net of income tax	(283)	(218)	111	72	(133)	(62)	50
Income (loss) from discontinued operations, net of income tax	—	—	—	—	—	—	—

Net income (loss)	(283)	(218)	111	72	(133)	(62)	50
Less: Net income (loss) attributable to noncontrolling interest	(5)	(9)	(2)	(8)	4	(19)	(6)

Net income (loss) attributable to MetLife, Inc.	(278)	(209)	113	80	(137)	(43)	56
Less: Preferred stock dividends	—	—	—	—	—	—	—

Net income (loss) available to MetLife, Inc.’s common shareholders	$(278)	$(209)	$113	$80	$(137)	$(43)	$56

Premiums, Fees and Other Revenues	$1,094	$1,230	$1,185	$1,214	$1,265	$3,032	$3,664

Actual Number of Sales Representatives	5,622	6,318	6,102	6,205	6,661

INTERNATIONAL — LATIN AMERICA REGION
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Three Months Ended					For the Year-to-Date Period Ended
	September 30,	December 31,	March 31,	June 30,	September 30,	September 30,	September 30,
Unaudited (In millions)	2009	2009	2010	2010	2010	2009	2010

OPERATING REVENUES
Premiums	$420	$429	$454	$461	$519	$1,134	$1,434
Universal life and investment-type product policy fees	133	156	150	157	150	391	457
Net investment income	193	119	280	246	230	503	756
Other revenues	3	2	1	2	3	5	6

Total operating revenues	749	706	885	866	902	2,033	2,653

OPERATING EXPENSES
Policyholder benefits and dividends	384	438	486	468	486	975	1,440
Interest credited to policyholder account balances	86	86	90	83	108	245	281
Interest credited to bank deposits	—	—	—	—	—	—	—
Capitalization of DAC	(40)	(45)	(49)	(53)	(57)	(115)	(159)
Amortization of DAC and VOBA	22	27	37	35	29	88	101
Interest expense	—	—	—	2	(1)	—	1
Other expenses	193	209	202	201	224	441	627

Total operating expenses	645	715	766	736	789	1,634	2,291

Operating earnings before provision for income tax	104	(9)	119	130	113	399	362
Provision for income tax expense (benefit)	23	12	34	29	4	110	67

Operating earnings	81	(21)	85	101	109	289	295
Preferred stock dividends	—	—	—	—	—	—	—

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$81	$(21)	$85	$101	$109	$289	$295

Net Income Reconciliation

Operating earnings	$81	$(21)	$85	$101	$109	$289	$295

Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	(12)	8	(1)	(6)	(14)	(69)	(21)
Net derivatives gains (losses)	(11)	27	(12)	(17)	38	52	9
Universal life and investment-type product policy fees — amortization of unearned revenue related to net investment gains (losses) and net derivatives gains (losses)	—	—	—	—	—	—	—
Net investment income:
Scheduled periodic settlement payments on derivatives not qualifying for hedge accounting	2	(3)	(1)	(6)	1	10	(6)
Equity method operating joint ventures	—	—	—	—	—	—	—
Real estate discontinued operations	—	—	—	—	—	—	—
Net investment income related to certain consolidated securitization entities	—	—	—	—	—	—	—
Policyholder benefits and policyholder dividends:
Changes in policyholder dividend obligations related to net investment gains (losses) and net derivatives gains (losses)	—	—	—	—	—	—	—
Changes in asset value fluctuations related to experience-rated contractholder liabilities and certain inflation-indexed liabilities	(24)	2	(19)	(114)	(138)	(7)	(271)
Interest credited to policyholder account balances — scheduled periodic settlement payments on derivatives not qualifying for hedge accounting	—	—	—	—	—	—	—
Amortization of DAC and VOBA — related to net investment gains (losses) and net derivatives gains (losses)	—	—	—	—	—	—	—
Interest expense — related to certain consolidated securitization entities	—	—	—	—	—	—	—
Other expenses:
Noncontrolling interest	—	—	—	—	—	—	—
Business combination costs	—	—	—	—	—	—	—
Provision for income tax (expense) benefit	10	(5)	13	38	33	2	84

Income (loss) from continuing operations, net of income tax	46	8	65	(4)	29	277	90
Income (loss) from discontinued operations, net of income tax	—	—	—	—	—	—	—

Net income (loss)	46	8	65	(4)	29	277	90
Less: Net income (loss) attributable to noncontrolling interest	—	—	—	—	—	—	—

Net income (loss) attributable to MetLife, Inc.	46	8	65	(4)	29	277	90
Less: Preferred stock dividends	—	—	—	—	—	—	—

Net income (loss) available to MetLife, Inc.’s common shareholders	$46	$8	$65	$(4)	$29	$277	$90

Premiums, Fees and Other Revenues	$556	$587	$605	$620	$672	$1,530	$1,897

Actual Number of Sales Representatives	114	126	112	104	97

INTERNATIONAL — ASIA PACIFIC REGION
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2009	December 31, 2009	March 31, 2010	June 30, 2010	September 30, 2010	September 30, 2009	September 30, 2010

OPERATING REVENUES
Premiums	$353	$281	$334	$352	$350	$971	$1,036
Universal life and investment-type product policy fees	78	230	120	135	126	232	381
Net investment income	126	131	117	64	165	323	346
Other revenues	—	1	—	1	2	1	3

Total operating revenues	557	643	571	552	643	1,527	1,766

OPERATING EXPENSES
Policyholder benefits and dividends	292	323	308	346	325	803	979
Interest credited to policyholder account balances	40	41	14	(22)	64	109	56
Interest credited to bank deposits	—	—	—	—	—	—	—
Capitalization of DAC	(88)	(90)	(92)	(89)	(93)	(222)	(274)
Amortization of DAC and VOBA	49	105	56	67	71	153	194
Interest expense	2	1	—	—	—	3	—
Other expenses	167	185	185	176	185	455	546

Total operating expenses	462	565	471	478	552	1,301	1,501

Operating earnings before provision for income tax	95	78	100	74	91	226	265
Provision for income tax expense (benefit)	13	13	26	16	7	37	49

Operating earnings	82	65	74	58	84	189	216
Preferred stock dividends	—	—	—	—	—	—	—

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$82	$65	$74	$58	$84	$189	$216

Net Income Reconciliation
Operating earnings	$82	$65	$74	$58	$84	$189	$216

Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	(7)	(34)	6	11	(220)	(13)	(203)
Net derivatives gains (losses)	(548)	(282)	20	279	(143)	(600)	156
Universal life and investment-type product policy fees — amortization of unearned revenue related to net investment gains (losses) and net derivatives gains (losses)	—	—	—	—	—	—	—
Net investment income:
Scheduled periodic settlement payments on derivatives not qualifying for hedge accounting	(5)	(7)	(7)	(8)	(12)	(13)	(27)
Equity method operating joint ventures	(35)	(45)	(5)	(97)	—	(111)	(102)
Real estate discontinued operations	—	—	—	—	—	—	—
Net investment income related to certain consolidated securitization entities	—	—	—	—	—	—	—
Policyholder benefits and policyholder dividends:
Changes in policyholder dividend obligations related to net investment gains (losses) and net derivatives gains (losses)	—	—	—	—	—	—	—
Changes in asset value fluctuations related to experience-rated contractholder liabilities and certain inflation-indexed liabilities	—	—	—	—	—	—	—
Interest credited to policyholder account balances — scheduled periodic settlement payments on derivatives not qualifying for hedge accounting	—	—	—	—	—	—	—
Amortization of DAC and VOBA — related to net investment gains (losses) and net derivatives gains (losses)	—	—	—	—	—	—	—
Interest expense — related to certain consolidated securitization entities	—	—	—	—	—	—	—
Other expenses:
Noncontrolling interest	—	—	—	—	—	—	—
Business combination costs	—	—	—	—	—	—	—
Provision for income tax (expense) benefit	198	112	10	(145)	136	259	1

Income (loss) from continuing operations, net of income tax	(315)	(191)	98	98	(155)	(289)	41
Income (loss) from discontinued operations, net of income tax	—	—	—	—	—	—	—

Net income (loss)	(315)	(191)	98	98	(155)	(289)	41
Less: Net income (loss) attributable to noncontrolling interest	—	—	—	—	—	—	—

Net income (loss) attributable to MetLife, Inc.	(315)	(191)	98	98	(155)	(289)	41
Less: Preferred stock dividends	—	—	—	—	—	—	—

Net income (loss) available to MetLife, Inc.’s common shareholders	$(315)	$(191)	$98	$98	$(155)	$(289)	$41

Premiums, Fees and Other Revenues	$431	$512	$454	$488	$478	$1,204	$1,420

Actual Number of Sales Representatives	5,508	6,192	5,990	6,101	6,564

INTERNATIONAL — EUROPE/MIDDLE EAST/INDIA REGION
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2009	December 31, 2009	March 31, 2010	June 30, 2010	September 30, 2010	September 30, 2009	September 30, 2010

OPERATING REVENUES
Premiums	$95	$111	$105	$82	$87	$261	$274
Universal life and investment-type product policy fees	11	17	21	23	26	35	70
Net investment income	76	21	53	(13)	79	96	119
Other revenues	1	3	—	1	2	2	3

Total operating revenues	183	152	179	93	194	394	466

OPERATING EXPENSES
Policyholder benefits and dividends	29	46	44	25	41	75	110
Interest credited to policyholder account balances	72	19	47	(19)	72	81	100
Interest credited to bank deposits	—	—	—	—	—	—	—
Capitalization of DAC	(36)	(46)	(51)	(26)	(30)	(112)	(107)
Amortization of DAC and VOBA	8	11	12	13	10	31	35
Interest expense	1	1	1	—	—	3	1
Other expenses	121	150	135	116	110	357	361

Total operating expenses	195	181	188	109	203	435	500

Operating earnings before provision for income tax	(12)	(29)	(9)	(16)	(9)	(41)	(34)
Provision for income tax expense (benefit)	(2)	(6)	(1)	(2)	(7)	(5)	(10)

Operating earnings	(10)	(23)	(8)	(14)	(2)	(36)	(24)
Preferred stock dividends	—	—	—	—	—	—	—

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$(10)	$(23)	$(8)	$(14)	$(2)	$(36)	$(24)

Net Income Reconciliation
Operating earnings	$(10)	$(23)	$(8)	$(14)	$(2)	$(36)	$(24)

Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	1	(1)	(40)	1	(5)	4	(44)
Net derivatives gains (losses)	3	—	(2)	(2)	(4)	5	(8)
Universal life and investment-type product policy fees — amortization of unearned revenue related to net investment gains (losses) and net derivatives gains (losses)	—	—	—	—	—	—	—
Net investment income:
Scheduled periodic settlement payments on derivatives not qualifying for hedge accounting	—	—	—	—	—	—	—
Equity method operating joint ventures	—	—	—	—	—	—	—
Real estate discontinued operations	—	—	—	—	—	—	—
Net investment income related to certain consolidated securitization entities	—	—	—	—	—	—	—
Policyholder benefits and policyholder dividends:
Changes in policyholder dividend obligations related to net investment gains (losses) and net derivatives gains (losses)	—	—	—	—	—	—	—
Changes in asset value fluctuations related to experience-rated contractholder liabilities and certain inflation-indexed liabilities	—	—	—	—	—	—	—
Interest credited to policyholder account balances — scheduled periodic settlement payments on derivatives not qualifying for hedge accounting	—	—	—	—	—	—	—
Amortization of DAC and VOBA — related to net investment gains (losses) and net derivatives gains (losses)	—	—	—	—	—	—	—
Interest expense — related to certain consolidated securitization entities	—	—	—	—	—	—	—
Other expenses:
Noncontrolling interest	(7)	(11)	(3)	(8)	4	(21)	(7)
Business combination costs	—	—	—	—	—	—	—
Provision for income tax (expense) benefit	(1)	—	1	1	—	(2)	2

Income (loss) from continuing operations, net of income tax	(14)	(35)	(52)	(22)	(7)	(50)	(81)
Income (loss) from discontinued operations, net of income tax	—	—	—	—	—	—	—

Net income (loss)	(14)	(35)	(52)	(22)	(7)	(50)	(81)
Less: Net income (loss) attributable to noncontrolling interest	(5)	(9)	(2)	(8)	4	(19)	(6)

Net income (loss) attributable to MetLife, Inc.	(9)	(26)	(50)	(14)	(11)	(31)	(75)
Less: Preferred stock dividends	—	—	—	—	—	—	—

Net income (loss) available to MetLife, Inc.’s common shareholders	$(9)	$(26)	$(50)	$(14)	$(11)	$(31)	$(75)

Premiums, Fees and Other Revenues	$107	$131	$126	$106	$115	$298	$347

Actual Number of Sales Representatives	—	—	—	—	—

BANKING, CORPORATE & OTHER
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Three Months Ended					For the Year-to-Date Period Ended
	September 30,	December 31,	March 31,	June 30,	September 30,	September 30,	September 30,
Unaudited (In millions)	2009	2009	2010	2010	2010	2009	2010

OPERATING REVENUES
Premiums	$5	$8	$—	$3	$3	$11	$6
Universal life and investment-type product policy fees	—	—	—	—	—	—	—
Net investment income	120	171	243	223	225	306	691
Other revenues	274	270	213	231	309	822	753

Total operating revenues	399	449	456	457	537	1,139	1,450

OPERATING EXPENSES
Policyholder benefits and dividends	—	1	(5)	(2)	(4)	3	(11)
Interest credited to policyholder account balances	—	—	—	—	—	—	—
Interest credited to bank deposits	37	43	39	36	33	120	108
Capitalization of DAC	—	—	—	—	—	—	—
Amortization of DAC and VOBA	—	1	—	—	(1)	2	(1)
Interest expense	270	265	261	262	292	762	815
Other expenses	297	421	274	273	278	915	825

Total operating expenses	604	731	569	569	598	1,802	1,736

Operating earnings before provision for income tax	(205)	(282)	(113)	(112)	(61)	(663)	(286)
Provision for income tax expense (benefit)	(167)	(203)	(69)	(102)	(14)	(414)	(185)

Operating earnings	(38)	(79)	(44)	(10)	(47)	(249)	(101)
Preferred stock dividends	30	31	30	31	30	91	91

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$(68)	$(110)	$(74)	$(41)	$(77)	$(340)	$(192)

Net Income Reconciliation

Operating earnings	$(38)	$(79)	$(44)	$(10)	$(47)	$(249)	$(101)

Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	(172)	1	(8)	(102)	(228)	(270)	(338)
Net derivatives gains (losses)	(345)	(30)	(19)	72	(140)	(444)	(87)
Universal life and investment-type product policy fees — amortization of unearned revenue related to net investment gains (losses) and net derivatives gains (losses)	—	—	—	—	—	—	—
Net investment income:
Scheduled periodic settlement payments on derivatives not qualifying for hedge accounting	12	9	8	8	4	13	20
Equity method operating joint ventures	—	—	—	—	—	—	—
Real estate discontinued operations	—	—	—	—	13	—	13
Net investment income related to certain consolidated securitization entities	—	—	106	103	103	—	312
Policyholder benefits and policyholder dividends:
Changes in policyholder dividend obligations related to net investment gains (losses) and net derivatives gains (losses)	—	—	—	—	—	—	—
Changes in asset value fluctuations related to experience-rated contractholder liabilities and certain inflation-indexed liabilities	—	—	—	—	—	—	—
Interest credited to policyholder account balances — scheduled periodic settlement payments on derivatives not qualifying for hedge accounting	—	—	—	—	—	—	—
Amortization of DAC and VOBA — related to net investment gains (losses) and net derivatives gains (losses)	—	—	—	—	—	—	—
Interest expense — related to certain consolidated securitization entities	—	—	(106)	(103)	(103)	—	(312)
Other expenses:
Noncontrolling interest	—	2	1	(5)	—	(9)	(4)
Business combination costs	(22)	2	(29)	(36)	(46)	(33)	(111)
Provision for income tax (expense) benefit	187	89	17	24	136	265	177

Income (loss) from continuing operations, net of income tax	(378)	(6)	(74)	(49)	(308)	(727)	(431)
Income (loss) from discontinued operations, net of income tax	(2)	(4)	—	—	(3)	10	(3)

Net income (loss)	(380)	(10)	(74)	(49)	(311)	(717)	(434)
Less: Net income (loss) attributable to noncontrolling interest	—	1	1	(3)	—	(6)	(2)

Net income (loss) attributable to MetLife, Inc.	(380)	(11)	(75)	(46)	(311)	(711)	(432)
Less: Preferred stock dividends	30	31	30	31	30	91	91

Net income (loss) available to MetLife, Inc.’s common shareholders	$(410)	$(42)	$(105)	$(77)	$(341)	$(802)	$(523)

Premiums, Fees and Other Revenues	$279	$278	$213	$234	$312	$833	$759

BANKING, CORPORATE & OTHER — BANKING
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Three Months Ended					For the Year-to-Date Period Ended
	September 30,	December 31,	March 31,	June 30,	September 30,	September 30,	September 30,
Unaudited (In millions)	2009	2009	2010	2010	2010	2009	2010

OPERATING REVENUES
Premiums	$—	$—	$—	$—	$—	$—	$—
Universal life and investment-type product policy fees	—	—	—	—	—	—	—
Net investment income	115	119	108	113	117	365	338
Other revenues	264	258	191	224	293	790	708

Total operating revenues	379	377	299	337	410	1,155	1,046

OPERATING EXPENSES
Policyholder benefits and dividends	—	—	—	—	—	—	—
Interest credited to policyholder account balances	—	—	—	—	—	—	—
Interest credited to bank deposits	37	43	39	36	33	120	108
Capitalization of DAC	—	—	—	—	—	—	—
Amortization of DAC and VOBA	—	—	—	—	—	—	—
Interest expense	16	13	12	12	17	43	41
Other expenses	178	214	160	179	193	609	532

Total operating expenses	231	270	211	227	243	772	681

Operating earnings before provision for income tax	148	107	88	110	167	383	365
Provision for income tax expense (benefit)	68	42	35	43	66	150	144

Operating earnings	80	65	53	67	101	233	221
Preferred stock dividends	—	—	—	—	—	—	—

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$80	$65	$53	$67	$101	$233	$221

Net Income Reconciliation

Operating earnings	$80	$65	$53	$67	$101	$233	$221

Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	(35)	(17)	(5)	(7)	(18)	(112)	(30)
Net derivatives gains (losses)	(7)	(1)	(7)	(32)	(9)	—	(48)
Universal life and investment-type product policy fees — amortization of unearned revenue related to net investment gains (losses) and net derivatives gains (losses)	—	—	—	—	—	—	—
Net investment income:
Scheduled periodic settlement payments on derivatives not qualifying for hedge accounting	—	1	—	—	—	1	—
Equity method operating joint ventures	—	—	—	—	—	—	—
Real estate discontinued operations	—	—	—	—	—	—	—
Net investment income related to certain consolidated securitization entities	—	—	—	—	—	—	—
Policyholder benefits and policyholder dividends:
Changes in policyholder dividend obligations related to net investment gains (losses) and net derivatives gains (losses)	—	—	—	—	—	—	—
Changes in asset value fluctuations related to experience-rated contractholder liabilities and certain inflation-indexed liabilities	—	—	—	—	—	—	—
Interest credited to policyholder account balances — scheduled periodic settlement payments on derivatives not qualifying for hedge accounting	—	—	—	—	—	—	—
Amortization of DAC and VOBA — related to net investment gains (losses) and net derivatives gains (losses)	—	—	—	—	—	—	—
Interest expense — related to certain consolidated securitization entities	—	—	—	—	—	—	—
Other expenses:
Noncontrolling interest	—	1	—	1	(1)	1	—
Business combination costs	—	—	—	—	—	—	—
Provision for income tax (expense) benefit	19	8	5	15	11	43	31

Income (loss) from continuing operations, net of income tax	57	57	46	44	84	166	174
Income (loss) from discontinued operations, net of income tax	—	—	—	—	—	—	—

Net income (loss)	57	57	46	44	84	166	174
Less: Net income (loss) attributable to noncontrolling interest	—	—	—	1	(1)	1	—

Net income (loss) attributable to MetLife, Inc.	57	57	46	43	85	165	174
Less: Preferred stock dividends	—	—	—	—	—	—	—

Net income (loss) available to MetLife, Inc.’s common shareholders	$57	$57	$46	$43	$85	$165	$174

Premiums, Fees and Other Revenues	$264	$258	$191	$224	$293	$790	$708

BANKING, CORPORATE & OTHER — CORPORATE & OTHER
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Three Months Ended					For the Year-to-Date Period Ended
	September 30,	December 31,	March 31,	June 30,	September 30,	September 30,	September 30,
Unaudited (In millions)	2009	2009	2010	2010	2010	2009	2010

OPERATING REVENUES
Premiums	$5	$8	$—	$3	$3	$11	$6
Universal life and investment-type product policy fees	—	—	—	—	—	—	—
Net investment income	5	52	135	110	108	(59)	353
Other revenues	10	12	22	7	16	32	45

Total operating revenues	20	72	157	120	127	(16)	404

OPERATING EXPENSES
Policyholder benefits and dividends	—	1	(5)	(2)	(4)	3	(11)
Interest credited to policyholder account balances	—	—	—	—	—	—	—
Interest credited to bank deposits	—	—	—	—	—	—	—
Capitalization of DAC	—	—	—	—	—	—	—
Amortization of DAC and VOBA	—	1	—	—	(1)	2	(1)
Interest expense	254	252	249	250	275	719	774
Other expenses	119	207	114	94	85	306	293

Total operating expenses	373	461	358	342	355	1,030	1,055

Operating earnings before provision for income tax	(353)	(389)	(201)	(222)	(228)	(1,046)	(651)
Provision for income tax expense (benefit)	(235)	(245)	(104)	(145)	(80)	(564)	(329)

Operating earnings	(118)	(144)	(97)	(77)	(148)	(482)	(322)
Preferred stock dividends	30	31	30	31	30	91	91

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$(148)	$(175)	$(127)	$(108)	$(178)	$(573)	$(413)

Net Income Reconciliation

Operating earnings	$(118)	$(144)	$(97)	$(77)	$(148)	$(482)	$(322)

Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	(137)	18	(3)	(95)	(210)	(158)	(308)
Net derivatives gains (losses)	(338)	(29)	(12)	104	(131)	(444)	(39)
Universal life and investment-type product policy fees — amortization of unearned revenue related to net investment gains (losses) and net derivatives gains (losses)	—	—	—	—	—	—	—
Net investment income:
Scheduled periodic settlement payments on derivatives not qualifying for hedge accounting	12	8	8	8	4	12	20
Equity method operating joint ventures	—	—	—	—	—	—	—
Real estate discontinued operations	—	—	—	—	13	—	13
Net investment income related to certain consolidated securitization entities	—	—	106	103	103	—	312
Policyholder benefits and policyholder dividends:
Changes in policyholder dividend obligations related to net investment gains (losses) and net derivatives gains (losses)	—	—	—	—	—	—	—
Changes in asset value fluctuations related to experience-rated contractholder liabilities and certain inflation-indexed liabilities	—	—	—	—	—	—	—
Interest credited to policyholder account balances — scheduled periodic settlement payments on derivatives not qualifying for hedge accounting	—	—	—	—	—	—	—
Amortization of DAC and VOBA — related to net investment gains (losses) and net derivatives gains (losses)	—	—	—	—	—	—	—
Interest expense — related to certain consolidated securitization entities	—	—	(106)	(103)	(103)	—	(312)
Other expenses:
Noncontrolling interest	—	1	1	(6)	1	(10)	(4)
Business combination costs	(22)	2	(29)	(36)	(46)	(33)	(111)
Provision for income tax (expense) benefit	168	81	12	9	125	222	146

Income (loss) from continuing operations, net of income tax	(435)	(63)	(120)	(93)	(392)	(893)	(605)
Income (loss) from discontinued operations, net of income tax	(2)	(4)	—	—	(3)	10	(3)

Net income (loss)	(437)	(67)	(120)	(93)	(395)	(883)	(608)
Less: Net income (loss) attributable to noncontrolling interest	—	1	1	(4)	1	(7)	(2)

Net income (loss) attributable to MetLife, Inc.	(437)	(68)	(121)	(89)	(396)	(876)	(606)
Less: Preferred stock dividends	30	31	30	31	30	91	91

Net income (loss) available to MetLife, Inc.’s common shareholders	$(467)	$(99)	$(151)	$(120)	$(426)	$(967)	$(697)

Premiums, Fees and Other Revenues	$15	$20	$22	$10	$19	$43	$51

BANKING, CORPORATE & OTHER — BANKING (1), (2)
SUPPLEMENTAL INFORMATION

	At or For the Three Months Ended					At or For the Year-to-Date Period Ended
	September 30,	December 31,	March 31,	June 30,	September 30,	September 30,	September 30,
Unaudited (In millions, except ratios)	2009	2009	2010	2010	2010	2009	2010

The following supplemental information for MetLife Bank is presented in accordance with Banking Standards:

Income Statement
Net interest income, net of interest expense	$66	$64	$58	$64	$67	$199	$189
Provision for credit losses	(27)	6	(4)	—	(11)	(83)	(15)
Non interest income	248	242	185	192	281	771	658
Non interest expense	(181)	(220)	(163)	(185)	(197)	(615)	(545)

Income before taxes	106	92	76	71	140	272	287
Income tax expense	49	35	30	28	55	107	113

Net income (loss) available to MetLife, Inc.’s common shareholders	$57	$57	$46	$43	$85	$165	$174

Selected Balance Sheet Accounts

Loans Held-for-Investment:
Commercial Loans & Mortgages	$1,965	$2,079	$2,104	$2,113	$2,320
Consumer	805	834	938	1,194	1,289
Agriculture	176	173	174	189	215

Total Loans	2,946	3,086	3,216	3,496	3,824

Allowance for Loan Losses	(101)	(93)	(73)	(71)	(62)

Total Loans Held-for-Investments (Net)	$2,845	$2,993	$3,143	$3,425	$3,762

Net Charge-offs	$13	$2	$24	$1	$20	$13	$45

Loans Held-for-Sale	$2,442	$2,728	$2,003	$2,629	$2,837

Total Assets	$13,140	$14,107	$13,573	$14,549	$16,576

Total Deposits	$8,372	$10,211	$10,032	$9,790	$9,362

Key Ratios & Statistics

Tier 1 Common Equity	$859	$897	$947	$1,011	$1,093
Tier 1 Capital	$860	$898	$948	$1,013	$1,093
Risk Weighted Assets	$6,796	$7,381	$6,909	$7,221	$8,069

Tier 1 Common Equity Ratio	12.64%	12.15%	13.71%	14.00%	13.54%
Tier 1 Capital Ratio	12.65%	12.16%	13.73%	14.03%	13.54%
Total Capital Ratio	13.90%	13.41%	14.83%	15.06%	14.34%
Tier 1 Leverage	6.37%	6.64%	7.05%	7.38%	7.27%

Net Interest Margin	2.20%	1.98%	1.91%	2.02%	1.94%	2.22%	1.95%

Allowance / Total Loans	3.44%	3.01%	2.27%	2.04%	1.63%
Allowance / Non Performing Assets	135.94%	113.00%	162.00%	176.00%	144.00%

(1)	All amounts on this page relate to MetLife Bank only.

(2)	Current period numbers are preliminary, subject to regulatory filing on October 29, 2010.

METLIFE, INC.
INVESTMENT PORTFOLIO RESULTS BY ASSET CATEGORY AND ANNUALIZED YIELDS

	At or For the Three Months Ended
	September 30,	December 31,	March 31,	June 30,	September 30,
Unaudited (In millions)	2009	2009	2010	2010	2010

Fixed Maturity Securities
Yield (1)	5.89%	5.59%	5.73%	5.33%	5.79%
Investment income (2), (3)	$3,090	$2,973	$3,134	$2,959	$3,257
Investment gains (losses) (3)	(455)	(221)	(67)	(126)	(65)
Ending carrying value (2), (3)	225,866	230,026	242,331	249,249	264,320

Mortgage Loans
Yield (1)	5.33%	5.50%	5.40%	5.55%	5.54%
Investment income (3), (4)	675	686	672	695	712
Investment gains (losses) (3)	(129)	(42)	(28)	11	37
Ending carrying value (3)	50,681	50,909	50,371	51,144	52,845

Real Estate and Real Estate Joint Ventures
Yield (1)	(6.09%)	(5.64%)	(2.11%)	3.15%	2.80%
Investment income	(109)	(98)	(36)	54	48
Investment gains (losses) (3)	(70)	7	(22)	(17)	(1)
Ending carrying value	7,032	6,896	6,866	6,841	6,990

Policy Loans
Yield (1)	6.56%	6.67%	7.04%	6.25%	6.18%
Investment income	163	167	178	159	157
Ending carrying value	10,001	10,061	10,146	10,180	10,230

Equity Securities
Yield (1)	4.50%	6.13%	3.39%	5.40%	2.74%
Investment income	37	47	25	39	19
Investment gains (losses)	(53)	31	27	74	(1)
Ending carrying value	3,117	3,084	3,066	2,741	2,865

Other Limited Partnership Interests
Yield (1)	9.75%	16.90%	18.85%	11.13%	11.48%
Investment income	127	227	265	161	170
Investment gains (losses)	(12)	—	(1)	(10)	(4)
Ending carrying value	5,255	5,508	5,753	5,856	5,948

Cash and Short-term Investments
Yield (1)	0.45%	0.34%	0.36%	0.37%	0.41%
Investment income	20	14	13	15	20
Investment gains (losses)	5	1	1	—	—
Ending carrying value (3)	22,423	18,486	17,183	20,421	26,100

Other Invested Assets (5)
Investment income	54	95	154	166	75
Investment gains (losses) (3)	(31)	11	58	17	(67)
Ending carrying value	13,916	12,709	12,327	15,584	16,571

Total Investments
Investment income yield (1)	5.14%	5.21%	5.53%	5.23%	5.31%
Investment fees and expenses yield	(0.13)	(0.14)	(0.14)	(0.13)	(0.14)

Net Investment Income Yield	5.01%	5.07%	5.39%	5.10%	5.17%

Investment income	4,057	4,111	4,405	4,248	4,458
Investment fees and expenses	(101)	(111)	(112)	(105)	(121)

Net Investment Income (3)	$3,956	$4,000	$4,293	$4,143	$4,337

Ending Carrying Value (3)	$338,291	$337,679	$348,043	$362,016	$385,869

Gross investment gains	$327	$288	$274	$413	$212
Gross investment losses	(411)	(204)	(157)	(292)	(215)
Writedowns	(661)	(297)	(149)	(172)	(98)

Investment Portfolio Gains (Losses) (3)	(745)	(213)	(32)	(51)	(101)
Investment portfolio gains (losses) income tax benefit (provision)	264	143	8	11	29

Investment Portfolio Gains (Losses), Net of Income Tax	(481)	(70)	(24)	(40)	(72)

Derivatives Gains (Losses) (3)	(1,437)	(855)	(10)	1,322	(311)
Derivatives gains (losses) income tax benefit (provision)	491	298	11	(540)	121

Derivatives Gains (Losses), Net of Income Tax	$(946)	$(557)	$1	$782	$(190)

(1)	Yields are based on quarterly average asset carrying values, excluding recognized and unrealized investment gains (losses), and for yield calculation purposes, average of quarterly ending assets exclude collateral received from counterparties associated with the Company’s securities lending program and exclude the effects of consolidating under GAAP certain VIEs that are treated as consolidated securitization entities.

(2)	Fixed maturity securities includes $1,970 million, $2,384 million, $2,765 million, $2,901 million and $3,756 million in ending carrying value, and $163 million, $90 million, $79 million, ($56) million and $194 million of investment income related to trading securities at or for the three months ended September 30, 2009, December 31, 2009, March 31, 2010, June 30, 2010 and September 30, 2010, respectively.

(3)	Certain measures in this yield table vary from the most directly comparable measures presented in accordance with GAAP. The reconciliation of the yield table measures to the most directly comparable measures presented in accordance with GAAP are: 1) Ending carrying value adjustments for the effects of consolidating under GAAP certain VIEs that are treated as consolidated securitization entities which include trading securities (included within fixed maturity securities in the yield table above) of $274 million, $257 million and $231 million, mortgage loans of $7,065 million, $7,107 million and $7,093 million and cash and short-term investments of $38 million, $27 million and $47 million at March 31, 2010, June 30, 2010 and September 30, 2010, respectively; 2) Investment income and net investment income adjustments as presented on page 4 within the Net Income Reconciliation; 3) Investment portfolio gains (losses) presented in the above yield table and GAAP net investment gains (losses) adjustments as presented below; and 4) Derivatives gains (losses) presented in the above yield table and GAAP net derivatives gains (losses) adjustments as presented below:

	For the Three Months Ended
	September 30, 2009	December 31, 2009	March 31, 2010	June 30, 2010	September 30, 2010

Investment portfolio gains (losses) — in above yield table	$(745)	$(213)	$(32)	$(51)	$(101)
Real estate discontinued operations	—	(8)	—	(10)	—
Net investment gains (losses) related to certain consolidated securitization entities	—	—	10	(2)	16
Other gains (losses) reported in net investment gains (losses) on GAAP basis	13	105	53	50	(257)

Net investment gains (losses) — GAAP basis	$(732)	$(116)	$31	$(13)	$(342)

	For the Three Months Ended
	September 30, 2009	December 31, 2009	March 31, 2010	June 30, 2010	September 30, 2010

Derivative gains (losses) — in above yield table	$(1,437)	$(855)	$(10)	$1,322	$(311)
Scheduled periodic settlement payments on derivatives not qualifying for hedge accounting	(4)	29	49	61	62
Equity method operating joint ventures	35	45	5	97	—
Interest credited to policyholder account balances — scheduled periodic settlement payments on derivatives not qualifying for hedge accounting	(1)	(1)	(3)	1	5

Net derivatives gains (losses) — GAAP basis	$(1,407)	$(782)	$41	$1,481	$(244)

(4)	Investment income from mortgage loans includes prepayment fees.

(5)	Other invested assets is principally comprised of freestanding derivatives with positive estimated fair values and leveraged leases. Freestanding derivatives with negative estimated fair values are included within other liabilities. However, the accruals of settlement payments in other liabilities are included in net investment income for GAAP. As yield is not considered a meaningful measure of performance for other invested assets, it has been excluded from the above yield table.

METLIFE, INC.
INVESTMENT PORTFOLIO RESULTS BY ASSET CATEGORY AND ANNUALIZED YIELDS

	At or For the Year-to-Date Period Ended
	September 30,	December 31,	March 31,	June 30,	September 30,
Unaudited (In millions)	2009	2009	2010	2010	2010

Fixed Maturity Securities
Yield (1)	5.83%	5.77%	5.73%	5.53%	5.62%
Investment income (2), (3)	$8,926	$11,899	$3,134	$6,093	$9,350
Investment gains (losses) (3)	(1,442)	(1,663)	(67)	(193)	(258)
Ending carrying value (2), (3)	225,866	230,026	242,331	249,249	264,320

Mortgage Loans
Yield (1)	5.34%	5.38%	5.40%	5.47%	5.49%
Investment income (3), (4)	2,049	2,735	672	1,367	2,079
Investment gains (losses) (3)	(400)	(442)	(28)	(17)	20
Ending carrying value (3)	50,681	50,909	50,371	51,144	52,845

Real Estate and Real Estate Joint Ventures
Yield (1)	(8.05%)	(7.47%)	(2.11%)	0.52%	1.28%
Investment income	(443)	(541)	(36)	18	66
Investment gains (losses) (3)	(163)	(156)	(22)	(39)	(40)
Ending carrying value	7,032	6,896	6,866	6,841	6,990

Policy Loans
Yield (1)	6.49%	6.54%	7.04%	6.64%	6.49%
Investment income	481	648	178	337	494
Ending carrying value	10,001	10,061	10,146	10,180	10,230

Equity Securities
Yield (1)	4.83%	5.12%	3.39%	4.37%	3.84%
Investment income	128	175	25	64	83
Investment gains (losses)	(430)	(399)	27	101	100
Ending carrying value	3,117	3,084	3,066	2,741	2,865

Other Limited Partnership Interests
Yield (1)	(1.32%)	3.22%	18.85%	14.93%	13.75%
Investment income	(54)	173	265	426	596
Investment gains (losses)	(356)	(356)	(1)	(11)	(15)
Ending carrying value	5,255	5,508	5,753	5,856	5,948

Cash and Short-term Investments
Yield (1)	0.46%	0.44%	0.36%	0.37%	0.39%
Investment income	80	94	13	28	48
Investment gains (losses)	5	6	1	1	1
Ending carrying value (3)	22,423	18,486	17,183	20,421	26,100

Other Invested Assets (5)
Investment income	244	339	154	320	395
Investment gains (losses) (3)	(41)	(32)	58	75	8
Ending carrying value	13,916	12,709	12,327	15,584	16,571

Total Investments
Investment income yield (1)	4.80%	4.90%	5.53%	5.38%	5.35%
Investment fees and expenses yield	(0.14)	(0.14)	(0.14)	(0.13)	(0.14)

Net Investment Income Yield	4.66%	4.76%	5.39%	5.25%	5.21%

Investment income	11,411	15,522	4,405	8,653	13,111
Investment fees and expenses	(322)	(433)	(112)	(217)	(338)

Net Investment Income (3)	$11,089	$15,089	$4,293	$8,436	$12,773

Ending Carrying Value (3)	$338,291	$337,679	$348,043	$362,016	$385,869

Gross investment gains	$945	$1,232	$274	$687	$899
Gross investment losses	(1,224)	(1,429)	(157)	(449)	(664)
Writedowns	(2,548)	(2,845)	(149)	(321)	(419)

Investment Portfolio Gains (Losses) (3)	(2,827)	(3,042)	(32)	(83)	(184)
Investment portfolio gains (losses) income tax benefit (provision)	978	1,121	8	19	48

Investment Portfolio Gains (Losses), Net of Income Tax	(1,849)	(1,921)	(24)	(64)	(136)

Derivatives Gains (Losses) (3)	(4,251)	(5,106)	(10)	1,312	1,001
Derivatives gains (losses) income tax benefit (provision)	1,505	1,803	11	(529)	(408)

Derivatives Gains (Losses), Net of Income Tax	$(2,746)	$(3,303)	$1	$783	$593

(1)	Yields are based on average of quarterly asset carrying values, excluding recognized and unrealized investment gains (losses), and for yield calculation purposes, average of quarterly ending assets exclude collateral received from counterparties associated with the Company’s securities lending program and exclude the effects of consolidating under GAAP certain VIEs that are treated as consolidated securitization entities.

(2)	Fixed maturity securities includes $1,970 million, $2,384 million, $2,765 million, $2,901 million and $3,756 million in ending carrying value, and $310 million, $400 million, $79 million, $23 million and $217 million of investment income related to trading securities at or for the year-to-date period ended September 30, 2009, December 31, 2009, March 31, 2010, June 30, 2010 and September 30, 2010, respectively.

(3)	Certain measures in this yield table vary from the most directly comparable measures presented in accordance with GAAP. The reconciliation of the yield table measures to the most directly comparable measures presented in accordance with GAAP are: 1) Ending carrying value adjustments for the effects of consolidating under GAAP certain VIEs that are treated as consolidated securitization entities which include trading securities (included within fixed maturity securities in the yield table above) of $274 million, $257 million and $231 million, mortgage loans of $7,065 million, $7,107 million and $7,093 million and cash and short-term investments of $38 million, $27 million and $47 million at March 31, 2010, June 30, 2010 and September 30, 2010, respectively; 2) Investment income and net investment income adjustments as presented on page 4 within the Net Income Reconciliation; 3) Investment portfolio gains (losses) presented in the above yield table and GAAP net investment gains (losses) adjustments as presented below; and 4) Derivatives gains (losses) presented in the above yield table and GAAP net derivatives gains (losses) adjustments as presented below:

	For the Year-to-Date Period Ended
	September 30, 2009	December 31, 2009	March 31, 2010	June 30, 2010	September 30, 2010

Investment portfolio gains (losses) — in above yield table	$(2,827)	$(3,042)	$(32)	$(83)	$(184)
Real estate discontinued operations	—	(8)	—	(10)	(10)
Net investment gains (losses) related to certain consolidated securitization entities	—	—	10	8	24
Other gains (losses) reported in net investment gains (losses) on GAAP basis	37	144	53	103	(154)

Net investment gains (losses) — GAAP basis	$(2,790)	$(2,906)	$31	$18	$(324)

	For the Year-to-Date Period Ended
	September 30, 2009	December 31, 2009	March 31, 2010	June 30, 2010	September 30, 2010

Derivative gains (losses) — in above yield table	$(4,251)	$(5,106)	$(10)	$1,312	$1,001
Scheduled periodic settlement payments on derivatives not qualifying for hedge accounting	59	88	49	110	172
Equity method operating joint ventures	111	156	5	102	102
Interest credited to policyholder account balances — scheduled periodic settlement payments on derivatives not qualifying for hedge accounting	(3)	(4)	(3)	(2)	3

Net derivatives gains (losses) — GAAP basis	$(4,084)	$(4,866)	$41	$1,522	$1,278

(4)	Investment income from mortgage loans includes prepayment fees.

(5)	Other invested assets is principally comprised of freestanding derivatives with positive estimated fair values and leveraged leases. Freestanding derivatives with negative estimated fair values are included within other liabilities. However, the accruals of settlement payments in other liabilities are included in net investment income for GAAP. As yield is not considered a meaningful measure of performance for other invested assets, it has been excluded from the above yield table.

METLIFE, INC.
GROSS UNREALIZED GAINS AND LOSSES AGING SCHEDULE
FIXED MATURITY SECURITIES AVAILABLE-FOR-SALE (1)

	September 30, 2009		December 31, 2009		March 31, 2010		June 30, 2010		September 30, 2010
Unaudited (In millions)	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

Less than 20%	$4,050	35.4%	$4,815	45.9%	$4,244	51.4%	$3,070	46.2%	$2,037	44.4%
20% or more for less than six months	540	4.7%	713	6.8%	480	5.8%	595	9.0%	285	6.2%
20% or more for six months or greater	6,850	59.9%	4,958	47.3%	3,528	42.8%	2,971	44.8%	2,271	49.4%

Total Gross Unrealized Losses	$11,440	100.0%	$10,486	100.0%	$8,252	100.0%	$6,636	100.0%	$4,593	100.0%

Total Gross Unrealized Gains	$10,062		$8,419		$9,757		$14,107		$19,498

GROSS UNREALIZED GAINS AND LOSSES AGING SCHEDULE EQUITY SECURITIES AVAILABLE-FOR-SALE (1)

	September 30, 2009		December 31, 2009		March 31, 2010		June 30, 2010		September 30, 2010
Unaudited (In millions)	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

Less than 20%	$85	21.3%	$83	30.2%	$84	34.0%	$65	20.3%	$67	29.3%
20% or more for less than six months	13	3.3%	14	5.1%	35	14.2%	129	40.3%	25	10.9%
20% or more for six months or greater	300	75.4%	178	64.7%	128	51.8%	126	39.4%	137	59.8%

Total Gross Unrealized Losses	$398	100.0%	$275	100.0%	$247	100.0%	$320	100.0%	$229	100.0%

Total Gross Unrealized Gains	$166		$172		$208		$105		$158

(1)	The Company’s review of its fixed maturity securities and equity securities for impairments includes an analysis of the total gross unrealized losses by three categories of securities: (i) securities where the estimated fair value had declined and remained below cost or amortized cost by less than 20%; (ii) securities where the estimated fair value had declined and remained below cost or amortized cost by 20% or more for less than six months; and (iii) securities where the estimated fair value had declined and remained below cost or amortized cost by 20% or more for six months or greater.

METLIFE, INC.
SUMMARY OF FIXED MATURITY SECURITIES AVAILABLE-FOR-SALE
BY SECTOR AND QUALITY DISTRIBUTION

		September 30, 2009		December 31, 2009		March 31, 2010		June 30, 2010		September 30, 2010
Unaudited (In millions)		Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

U.S. corporate securities		$71,642	32.1%	$72,187	31.7%	$74,133	31.0%	$76,848	31.2%	$81,020	31.1%
Residential mortgage-backed securities		43,397	19.4%	44,020	19.3%	42,980	17.9%	42,750	17.3%	45,900	17.6%
Foreign corporate securities		36,592	16.3%	38,030	16.7%	40,105	16.7%	40,863	16.6%	44,970	17.2%
U.S. Treasury, agency and government guaranteed securities		25,467	11.4%	25,447	11.2%	30,741	12.8%	32,862	13.3%	34,360	13.2%
Commercial mortgage-backed securities		15,535	6.9%	15,622	6.9%	16,495	6.9%	15,984	6.5%	15,533	6.0%
Foreign government securities		11,447	5.1%	11,947	5.2%	13,164	5.5%	13,559	5.5%	14,844	5.7%
Asset-backed securities		13,251	5.9%	13,162	5.8%	13,892	5.8%	14,419	5.9%	14,306	5.5%
State and political subdivision securities		6,549	2.9%	7,208	3.2%	8,039	3.4%	9,048	3.7%	9,614	3.7%
Other fixed maturity securities		16	0.0%	19	0.0%	17	0.0%	15	0.0%	17	0.0%

Total fixed maturity securities available-for-sale		$223,896	100.0%	$227,642	100.0%	$239,566	100.0%	$246,348	100.0%	$260,564	100.0%

	RATING
NAIC	AGENCY
RATING	DESIGNATION
		(1)		(2)		(2)		(2)		(2)

1	Aaa / Aa / A	$153,893	68.7%	$151,136	66.4%	$160,030	66.8%	$164,338	66.7%	$173,111	66.5%
2	Baa	48,612	21.7%	56,305	24.7%	59,061	24.6%	61,217	24.8%	66,005	25.3%
3	Ba	9,860	4.4%	12,003	5.3%	12,105	5.1%	12,773	5.2%	13,289	5.1%
4	B	5,927	2.7%	6,461	2.9%	6,937	2.9%	6,924	2.8%	7,022	2.7%
5	Caa and lower	5,330	2.4%	1,425	0.6%	1,282	0.5%	910	0.4%	835	0.3%
6	In or near default	274	0.1%	312	0.1%	151	0.1%	186	0.1%	302	0.1%

Total fixed maturity securities available-for-sale		$223,896	100.0%	$227,642	100.0%	$239,566	100.0%	$246,348	100.0%	$260,564	100.0%

(1)	Amounts presented are based on rating agency designations and equivalent ratings of the National Association of Insurance Commissioners (“NAIC”). The rating agency designations are based on availability of applicable ratings from those rating agencies on the NAIC acceptable rating organizations list.

(2)	Amounts presented are based on rating agency designations and equivalent ratings of the NAIC, with the exception of non-agency residential mortgage-backed securities held by the Company’s domestic insurance subsidiaries. Amounts presented for non-agency residential mortgage-backed securities held by the Company’s domestic insurance subsidiaries are based on final ratings from the revised NAIC rating methodology which became effective December 31, 2009, which may not correspond to the rating agency designations. Specifically, certain non-agency residential mortgage-backed securities rated Caa and lower and in or near default based on rating agency designations are presented at December 31, 2009, March 31, 2010, June 30, 2010 and September 30, 2010 with their final NAIC rating ranging from NAIC 1 to NAIC 4 based on the revised NAIC rating methodology effective December 31, 2009.
SUMMARY OF COMMERCIAL MORTGAGE LOANS
BY REGION AND PROPERTY TYPE

	September 30, 2009		December 31, 2009		March 31, 2010		June 30, 2010		September 30, 2010
Unaudited (In millions)	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

Pacific	$8,806	25.3%	$8,684	25.1%	$8,497	24.5%	$8,346	24.2%	$8,520	24.0%
South Atlantic	7,454	21.4%	7,342	21.2%	7,426	21.4%	7,485	21.7%	7,637	21.5%
Middle Atlantic	5,639	16.2%	5,948	17.2%	6,075	17.4%	5,980	17.4%	6,302	17.7%
International	3,590	10.3%	3,564	10.3%	3,676	10.6%	3,564	10.4%	3,546	10.0%
East North Central	2,545	7.3%	2,487	7.2%	2,513	7.2%	2,460	7.1%	2,966	8.4%
West South Central	2,906	8.3%	2,870	8.3%	2,868	8.3%	2,963	8.6%	2,925	8.2%
New England	1,451	4.2%	1,414	4.1%	1,394	4.0%	1,400	4.1%	1,400	3.9%
Mountain	1,039	3.0%	944	2.7%	928	2.7%	892	2.6%	892	2.5%
West North Central	667	2.0%	641	1.9%	632	1.8%	629	1.9%	627	1.8%
East South Central	460	1.3%	443	1.3%	441	1.3%	452	1.3%	452	1.3%
Other	253	0.7%	250	0.7%	277	0.8%	250	0.7%	250	0.7%

Total	$34,810	100.0%	$34,587	100.0%	$34,727	100.0%	$34,421	100.0%	$35,517	100.0%

Office	$14,988	43.1%	$14,986	43.3%	$15,046	43.3%	$15,020	43.6%	$15,728	44.2%
Retail	8,081	23.2%	7,870	22.8%	8,032	23.1%	7,900	23.0%	8,154	23.0%
Apartments	3,725	10.7%	3,696	10.7%	3,656	10.6%	3,607	10.5%	3,695	10.4%
Hotel	2,967	8.5%	2,947	8.5%	2,946	8.5%	3,037	8.8%	3,006	8.5%
Industrial	2,804	8.1%	2,759	8.0%	2,776	8.0%	2,847	8.3%	2,862	8.1%
Other	2,245	6.4%	2,329	6.7%	2,271	6.5%	2,010	5.8%	2,072	5.8%

Total	$34,810	100.0%	$34,587	100.0%	$34,727	100.0%	$34,421	100.0%	$35,517	100.0%

METLIFE, INC.
SUMMARY OF REAL ESTATE AND REAL ESTATE JOINT VENTURES

	September 30,	December 31,	March 31,	June 30,	September 30,
Unaudited (In millions)	2009	2009	2010	2010	2010

Wholly-owned	$4,061	$4,071	$4,079	$4,033	$4,136
Joint ventures	2,846	2,698	2,651	2,657	2,711

Subtotal	6,907	6,769	6,730	6,690	6,847
Foreclosed	125	127	136	151	143

Total Real Estate and Real Estate Joint Ventures (1)	$7,032	$6,896	$6,866	$6,841	$6,990

SUMMARY OF MORTGAGE LOANS

	September 30,	December 31,	March 31,	June 30,	September 30,
Unaudited (In millions)	2009	2009	2010	2010	2010

Commercial mortgage loans	$34,810	$34,587	$34,727	$34,421	$35,517
Agricultural mortgage loans	12,059	12,140	12,093	12,284	12,522
Residential and consumer loans	1,370	1,454	1,548	1,789	1,966
Mortgage loans held-for-sale	2,442	2,728	2,003	2,650	2,840

Total (2)	$50,681	$50,909	$50,371	$51,144	$52,845

(1)	Includes real estate held-for-sale and held-for-investment.

(2)	Effective January 1, 2010, balance excludes the effects of consolidating under GAAP certain VIEs that are treated as consolidated securitization entities. See page 39, note 3 for the amount excluded at March 31, 2010, June 30, 2010 and September 30, 2010.

© 2010 Peanuts Worldwide LLC